EXHIBIT 4.5

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                        WILSHIRE REIT TRUST SERIES 1998-1

                                     Issuer

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                Indenture Trustee

                       ___________________________________



                                    INDENTURE

                          Dated as of September 1, 1998

                       ___________________________________


                        ASSET-BACKED FLOATING RATE NOTES
                                 SERIES 1998-11

                               ___________________


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                                TABLE OF CONTENTS
                                -----------------

Section                                                                    Page
-------                                                                    ----

ARTICLE I

  Definitions

  1.01  Definitions...........................................................3
  1.02  Incorporation by Reference of Trust Indenture Act.....................3
  1.03  Rules of Construction.................................................3

ARTICLE II

  Original Issuance of Notes
  2.01. Form...................................................................5
  2.02. Execution, Authentication and Delivery.................................5
  2.03. Acceptance of Mortgage Loans by Indenture Trustee......................6

ARTICLE III

  Covenants
  3.01. Collection of Payments With Respect to the Mortgage Loans.............11
  3.02. Maintenance of Office or Agency.......................................11
  3.03. Money For Payments to be Held in Trust; Paying Agent..................11
  3.04. Existence.............................................................12
  3.05. Payment of Interest And Principal.....................................13
  3.06. Allocation of Realized Losses.........................................17
  3.07. Protection of Trust Estate............................................17
  3.08. Opinions As to Trust Estate...........................................18
  3.09. Performance of Obligations............................................18
  3.10. Negative Covenants....................................................19
  3.11. Annual Statement as to Compliance.....................................19
  3.12. [Reserved]............................................................19
  3.13. Representations and Warranties Concerning the Mortgage Loans..........19
  3.14. Amendments to Servicing Agreements....................................20
  3.15. Servicers as Agent and Bailee of the Indenture Trustee................20
  3.16. Investment Company Act................................................20
  3.17. Issuer May Consolidate, Etc...........................................20
  3.18. Successor or Transferee...............................................22
  3.19. No Other Business.....................................................22
  3.20. No Borrowing..........................................................22
  3.21. Guarantees, Loans, Advances and Other Liabilities.....................22
  3.22. Capital Expenditures..................................................23

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  3.23. [Reserved]............................................................23
  3.24. Restricted Payments...................................................23
  3.25. Notice of Events of Default...........................................23
  3.26. Further Instruments and Acts..........................................23
  3.27. Statements to Noteholders.............................................23

ARTICLE IV
 The Notes; Satisfaction and Discharge of Indenture
  4.01  The Notes.............................................................24
  4.02  Registration of And Limitations on Transfer and Exchange of Notes;
        Appointment of Certificate Registrar..................................24
  4.03  Mutilated, Destroyed, Lost or Stolen Notes............................25
  4.04  Persons Deemed Owners.................................................26
  4.05  Cancellation..........................................................26
  4.06  Book-Entry Notes......................................................26
  4.07  Notices to Depository.................................................27
  4.08  Definitive Notes......................................................27
  4.09  Tax Treatment.........................................................27
  4.10  Satisfaction and Discharge Of Indenture...............................28
  4.11  Application of Trust Money............................................29
  4.12  Repayment of Monies Held by Paying Agent..............................29
  4.13  Temporary Notes.......................................................29



  ARTICLE V

  Default and Remedies
  5.01  Events of Default.....................................................30
  5.02  Acceleration of Maturity; Rescission and Annulment....................30
  5.03  Collection of Indebtedness And Suits for Enforcement By
        Indenture Trustee.....................................................31
  5.04  Remedies; Priorities..................................................33
  5.05  Optional Preservation of the Trust Estate.............................35
  5.06  Limitation of Suits...................................................36
  5.07  Unconditional Rights of Noteholders to Receive Principal and Interest.36
  5.08  Restoration of Rights and Remedies....................................36
  5.09  Rights and Remedies Cumulative........................................37
  5.10  Delay or Omission Not a Waiver........................................37
  5.11  Control by Noteholders................................................37
  5.12  Waiver of Past Defaults...............................................38
  5.13  Undertaking for Costs.................................................38
  5.14  Waiver of Stay or Extension Laws......................................38
  5.15  Sale of Trust Estate..................................................38
  5.16  Action on Notes.......................................................40

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ARTICLE VI

  The Indenture Trustee
  6.01  Duties of Indenture Trustee...........................................42
  6.02  Rights of Indenture Trustee...........................................43
  6.03  Individual Rights of Indenture Trustee................................44
  6.04  Indenture Trustee's Disclaimer........................................44
  6.05  Notice of Event of Default............................................44
  6.06  Tax Administration of the Issuer......................................44
  6.07  Payment of Fees, Compensation and Indemnity...........................44
  6.08  Replacement of Indenture Trustee......................................45
  6.09  Successor Indenture Trustee by Merger.................................46
  6.10  Appointment of Co-indenture Trustee or Separate Indenture Trustee.....46
  6.11  Eligibility; Disqualification.........................................47
  6.12  Preferential Collection of Claims Against Issuer......................48
  6.13  Representations and Warranties........................................48
  6.14  Directions to Indenture Trustee.......................................48
  6.15  The Agents............................................................49
  6.16  Appointment Of Custodians.............................................49

ARTICLE VII

  Noteholders' Lists and Reports
  7.01. Issuer to Furnish Indenture Trustee Names and Addresses of
        Noteholders...........................................................49
  7.02. Preservation of Information; Communications to Noteholders............49
  7.03. Reports by the Indenture Trustee; Issuer Fiscal Year..................50
  7.04. Reports by Indenture Trustee..........................................51
  7.05. Statements to Noteholders.............................................52
  7.06. Books and Records.....................................................54


ARTICLE VIII

  Accounts, Disbursements and Releases
  8.01  Collection of Money...................................................55
  8.02  Trust Accounts........................................................55
  8.03  Officer's Certificate.................................................55
  8.04  Termination Upon Payment to Noteholders...............................56
  8.05  Release of Trust Estate...............................................56
  8.06  Surrender of Notes Upon Final Payment.................................56
  8.07  Optional Redemption of the Notes......................................56

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ARTICLE IX

  Supplemental Indentures
  9.01  Supplemental Indentures Without Consent of Noteholders................58
  9.02  Supplemental Indentures With Consent of Noteholders...................59
  9.03  Execution of Supplemental Indentures..................................60
  9.04  Effect of Supplemental Indenture......................................61
  9.05  Conformity with Trust Indenture Act...................................61
  9.06  Reference in Notes to Supplemental Indentures.........................61


ARTICLE X

  Miscellaneous
  10.01 Compliance Certificates and Opinions, etc.............................62
  10.02 Form of Documents Delivered to Indenture Trustee......................63
  10.03 Acts of Noteholders...................................................64
  10.04 Notices, Etc., to Indenture Trustee, Issuer and Rating Agencies.......64
  10.05 Notices to Noteholders; Waiver........................................65
  10.06 Conflict with Trust Indenture Act.....................................66
  10.07 Effect of Headings....................................................66
  10.08 Successors and Assigns................................................66
  10.09 Separability..........................................................66
  10.10 Legal Holidays........................................................67
  10.11 Governing Law.........................................................67
  10.12 Counterparts..........................................................67
  10.13 Recording of Indenture................................................67
  10.14 Issuer Obligation.....................................................67
  10.15 No Petition...........................................................67
  10.16 Inspection............................................................68
  10.17 Limited Third-Party Beneficiary.......................................68

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EXHIBITS

Appendix A     Definitions

Exhibit A-1    Form of Class A Note
Exhibit A-2    Form of Class M-1 Note
Exhibit A-3    Form of Class M-2 Note
Exhibit A-4    Form of Class M-3 Note

Exhibit B-1    Form of Trustee's Initial Certification
Exhibit B-2    Form of Trustee's Final Certification

Exhibit C      Form of Custodial Agreement

Schedule 1     Mortgage Loan Schedule
Schedule 2     Schedule of Mortgage Loans from Series 1996-LB3

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          This Indenture, dated as of September 1, 1998, between Wilshire REIT
Trust Series 1998-1, a Delaware business trust as Issuer (the "Issuer") and Norwest Bank Minnesota, National Association, a national banking association as Indenture Trustee (the "Indenture Trustee"),

                                WITNESSETH THAT:

          Each party hereto agrees as follows for the benefit of the other party and for the benefit of the Holders of the Salomon Brothers Mortgage Securities VII, Inc. Asset-Backed Floating Rate Notes, Series 1998-11 (the "Notes").

                                 GRANTING CLAUSE

          The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Notes and Financial Security Assurance Inc., all of the Issuer's right, title and interest in and to whether now existing or hereafter created by (a) the Original Mortgage Loans, the Qualified Substitute Mortgage Loans and the proceeds thereof and all rights under the Related Documents (including the related Mortgage Files); (b) all funds on deposit from time to time in the Collection Accounts allocable to the Mortgage Loans excluding any investment income from such funds; (c) all funds on deposit from time to time in the Payment Account and in all proceeds thereof, including any income on funds deposited in, or investments made with funds deposited in, the Payment Account, which income shall belong to, and be for the account of, the Indenture Trustee; (d) all rights under the (i) Mortgage Loan Purchase Agreement as assigned to the Issuer, (ii) the Ownership Transfer Agreement as assigned to the Issuer, (iii) the Servicing Agreements and (iv) any title and hazard insurance policies with respect to the Mortgaged Properties; and (e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

          The foregoing Grant is made in trust to secure (i) the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, (ii) the payment of the Expense Fee to Financial Security Assurance Inc.,
(iii) the payment of all other amounts payable under this Indenture and (iv) compliance with the provisions of this Indenture, all as provided in this Indenture.

          The Indenture Trustee, as trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

The Indenture Trustee further acknowledges that in the event (i) the transfer of the Mortgage Loans from the Seller to the Transferor pursuant to the Mortgage Loan Purchase

Agreement is determined to be a financing; (ii) the transfer of the Mortgage Loans from the Transferor to the Depositor pursuant to the Ownership Transfer Agreement is determined to be a financing; and/or (iii) the transfer of the Mortgage Loans from the Depositor to the Issuer pursuant to the Owner Trust Agreement is determined to be a financing, then in each case the Indenture Trustee holds the Mortgage Loans as the designee and bailee of the Transferor, the Depositor and the Issuer, respectively, subject however, in each case, to a prior lien in favor of the Noteholders pursuant to the terms of this Indenture (and a prior lien in favor of Financial Security Assurance Inc, to the extent of the Expense Fee).

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                                    ARTICLE I

                                   Definitions

     Section 1.01. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the definitions attached hereto as Appendix A, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     Section 1.02. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the Securities and Exchange Commission.

          "indenture securities" means the Notes.

          "indenture security holder" means a Noteholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Indenture Trustee.

          "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA by reference to another statute or defined by Commission rules, have the meanings assigned to them by such definitions.

     Section 1.03. RULES OF CONSTRUCTION. Unless the context otherwise requires:

               (i) a term has the meaning assigned to it;

               (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

               (iii) "or" is not exclusive;

               (iv) "including" means including without limitation;

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               (v) words in the singular include the plural and words in the plural include the singular; and

               (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

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                                   ARTICLE II

                           Original Issuance of Notes

     Section 2.01. FORM. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1 through A-4, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

     The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders).

     The terms of the Notes set forth in Exhibits A-1 through A-4 are part of the terms of this Indenture.

     Section 2.02. EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     The Indenture Trustee shall upon Issuer Request authenticate and deliver Notes for original issue in an aggregate initial Note Balance of $374,189,000. The Notes shall be divided among four classes, having designations, initial Note Balances, Note Interest Rates and Final Maturity Dates as follows:


   Designation  Note Interest Rate    Initial Note Balance  Final Maturity Date
   -----------  ------------------    --------------------  -------------------
   Class A        Variable(1)            $309,824,000          October 2028
   Class M-1      Variable(1)            $26,280,000           October 2028
   Class M-2      Variable(1)            $16,186,000           October 2028
   Class M-3      Variable(1)            $21,899,000           October 2028

_________________

(1) Calculated in accordance with the definition of "Note Interest Rate" herein.

     Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes and the Notes shall be issuable in the minimum initial Note Balances of $10,000 and in integral multiples of $1.00 in excess thereof.

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     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     Section 2.03. ACCEPTANCE OF MORTGAGE LOANS BY INDENTURE TRUSTEE. (a) The Indenture Trustee acknowledges receipt of (or, with respect to Mortgage Loans subject to a Custodial Agreement, receipt by the respective Custodian as the duly appointed agent of the Indenture Trustee), the following documents or instruments with respect to each Mortgage Loan transferred to the Indenture Trustee pursuant to the Granting Clause:

               (i) the original Mortgage Note, endorsed in one of the following forms: (i) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee, without recourse," (ii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3, without recourse" or (iii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1, without recourse, in each case with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing in the form as provided above;

               (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

               (iii) an original Assignment of the Mortgage executed in one of the following forms: (i) "Norwest Bank Minnesota, National Association, as Trustee", (ii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3" or (iii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1";

               (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Indenture Trustee as contemplated by the immediately preceding clause (iii);

               (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

               (vi) the original lender's title insurance policy, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged

          Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

          The Issuer, at the expense of the Seller, shall promptly (and in no event later than five Business Days following the later of the Closing Date and the date of receipt by the Issuer of the recording information for a Mortgage) submit or cause to be submitted for recording, at no expense to the Trust Estate, the Indenture Trustee or the Owner Trustee, in the appropriate public office for real property records, each Assignment referred to in Sections 2.03(a)(iii) and (a)(iv) above. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Issuer, at the expense of the Seller, shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

          If any of the documents referred to in Sections 2.03(a)(ii), (a)(iii) or (a)(iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or
(y) has been lost or such public recording office has retained the original of such document, the obligations of the Issuer to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Indenture Trustee, or to the appropriate Custodian on behalf of the Indenture Trustee, of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Indenture Trustee, or to the appropriate Custodian on behalf of the Indenture Trustee, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender's title insurance policy was not delivered pursuant to Section 2.03(a)(vi) above, the Issuer shall deliver or cause to be delivered to the Indenture Trustee, or to the appropriate Custodian on behalf of the Indenture Trustee, promptly after receipt thereof, the original lender's title insurance policy. The Issuer shall deliver or cause to be delivered to the Indenture Trustee, or to the appropriate Custodian on behalf of the Indenture Trustee, promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

          All original documents relating to the Mortgage Loans that are not delivered to the Indenture Trustee, or to the appropriate Custodian on behalf of the Indenture Trustee, are and shall be held by or on behalf of the Seller, the Transferor, the Depositor or the Issuer, as the case may be, in trust for the benefit of the Indenture Trustee on behalf of the Noteholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Indenture Trustee, or to the appropriate Custodian on behalf of the Indenture Trustee. Any such original document delivered to or held by the Issuer that is not required pursuant to the terms of this Section to be a part of a Mortgage File, shall be delivered promptly to the Seller.

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          (b) Subject to the provisions of Section 2.03(a) and subject to any exceptions noted on the exception report described in the next paragraph below, the Indenture Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, receipt by the respective Custodian as the duly appointed agent of the Indenture Trustee) of the documents referred to in
Section 2.03(a) (other than such documents described in Section 2.03(a)(v)) above and all other assets included in the definition of the "Trust Estate" as set forth in the Granting Clause of this Indenture (to the extent of amounts deposited into the Payment Account) and declares that it, or such Custodian as its agent, holds and will hold such documents and the other documents delivered to it constituting the Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of the "Trust Estate" in trust for the exclusive use and benefit of all present and future Noteholders.

          (c) The Indenture Trustee agrees, for the benefit of the Noteholders, to review (or cause a Custodian on its behalf to review) each Mortgage File on or before the Closing Date and to certify in substantially the form attached hereto as Exhibit B-1 (or cause the Custodian to certify in the form of the Initial Certification attached to the Custodial Agreement) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.03(a)(v)) required to be delivered to it pursuant to this Indenture are in its possession, (ii) such documents have been reviewed by it or such Custodian and appear regular on their face and relate to such Mortgage Loan, (iii) based on its or the Custodian's examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii), (vi), (ix), (x), (xiii), (xvi) and
(xvii) through (xx) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Indenture Trustee or such Custodian was under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose or whether they have actually been recorded or that they are other than what they purport to be on their face, or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.03(a)(v).

          Prior to the first anniversary date of this Indenture, the Indenture Trustee shall deliver to the Seller, the Depositor and the Issuer a final certification in the form annexed hereto as Exhibit B-2 (or shall cause the Custodian to deliver to the Indenture Trustee, the Seller, the Depositor and the Issuer a final certification in the form attached to the Custodial Agreement) evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

          If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Indenture Trustee or any Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Indenture Trustee (or a Custodian on behalf of the Indenture Trustee) shall so notify the Seller, the Issuer and the Depositor. In addition, upon the discovery by the Issuer or the Indenture Trustee of a breach of any of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement in respect of any

Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Noteholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

          The Indenture Trustee (or a Custodian on behalf of the Indenture Trustee) shall, at the written request and expense of any Noteholder, provide a written report to such Noteholder of all Mortgage Files released to the related Servicer for servicing purposes.

     (d) As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans in accordance with the requirements of the Mortgage Loan Purchase Agreement and the related Servicing Agreement, such substitution shall be effected by the Issuer delivering or causing to be delivered to the Indenture Trustee (or a Custodian on behalf of the Indenture Trustee), for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Indenture Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.03(a), together with an Officers' Certificate from the Seller providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with each such substitution. The Indenture Trustee (or a Custodian on behalf of the Indenture Trustee) shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in
Section 2.03(c) and deliver to the Seller, the Depositor and the Issuer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit B-1 (or cause the Custodian to certify in the form of the Initial Certification attached to the Custodial Agreement), with any applicable exceptions noted thereon. Within one year of the date of substitution, the Indenture Trustee shall deliver to the Seller, the Issuer and the Depositor a certification substantially in the form of Exhibit B-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans (or shall cause the Custodian to deliver to the Indenture Trustee, the Seller, the Depositor and the Issuer a final certification in the form attached to the Custodial Agreement), with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Estate and will be retained by the Seller. For the month of substitution, payments to Noteholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on the Due Date in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Indenture Trustee shall give or cause to be given written notice to the Noteholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Indenture and the substitution of the Qualified Substitute Mortgage Loan or Loans. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Trust Estate and shall be subject in all respects to the terms of this Indenture, the related Servicing Agreement and the Mortgage Loan Purchase Agreement, including all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement as of the date of substitution.

          For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer or Master Servicer

(as provided in the related Servicing Agreement) will determine the amount (with respect to each Qualified Substitute Mortgage Loan, the "Substitution Shortfall Amount"), if any, by which the Purchase Price of each such Deleted Mortgage Loan exceeds, as to each such Qualified Substitute Mortgage Loan, the Scheduled Principal Balance thereof as of the date of substitution, together with one month's interest on such Scheduled Principal Balance at the applicable Mortgage Loan Remittance Rate. On the date of such substitution the Seller will deliver or cause to be delivered to the related Servicer or Master Servicer (as provided in the related Servicing Agreement) for deposit in the related Collection Account an amount equal to the applicable Substitution Shortfall Amounts, if any.

     (e) The Indenture Trustee or a Custodian on its behalf, upon receipt of written certification from the related Servicer or Master Servicer (as provided in the related Servicing Agreement) of deposit of the Purchase Price, in the case of a repurchased Mortgage Loan or upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification from the related Servicer or Master Servicer (as provided in the related Servicing Agreement) of deposit of the applicable Substitution Shortfall Amounts, shall release to the Seller the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto, and the Indenture Trustee shall have no further responsibility with regard to such Mortgage File.

                                   ARTICLE III

                                    Covenants

     Section 3.01. COLLECTION OF PAYMENTS WITH RESPECT TO THE MORTGAGE LOANS. The Indenture Trustee shall establish and maintain an Eligible Account (the "Payment Account"), held in trust for the benefit of the Noteholders. The Indenture Trustee shall, subject to the terms of this paragraph, deposit in the Payment Account, on the date of receipt (if received prior to 3:00 p.m. Eastern Time, and if not, then on the Business Day following receipt) from the related Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03, as provided in Section 3.05 from monies on deposit in the Payment Account.

     Section 3.02. MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain within the United States of America, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     Section 3.03. MONEY FOR PAYMENTS TO BE HELD IN TRUST; PAYING AGENT. (a) As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03.

     The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

               (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (ii) give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

               (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

               (iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

               (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

               (vi) not commence a bankruptcy proceeding against the Issuer in connection with this Indenture.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer upon receipt of an Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

     Section 3.04. EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

     Section 3.05. PAYMENT OF INTEREST AND PRINCIPAL. (a)(1) On each Payment Date, the Indenture Trustee shall withdraw from the Payment Account an amount equal to the Current Interest Payment Amount and pay to the Noteholders the following amounts, in the following order of priority:

               (i) to the Holders of the Class A Notes, an amount equal to the Interest Payment Amount allocable to the Class A Notes;

               (ii) to the extent of the Current Interest Payment Amount remaining after payment of the Interest Payment Amount allocable to the Class A Notes, to the Holders of the Class M-1 Notes, an amount equal to the Interest Payment Amount allocable to the Class M-1 Notes;

               (iii) to the extent of the Current Interest Payment Amount remaining after payment of the Interest Payment Amounts allocable to the Class A Notes and the Class M-1 Notes, to the Holders of the Class M-2 Notes, an amount equal to the Interest Payment Amount allocable to the Class M-2 Notes;

               (iv) to the extent of the Current Interest Payment Amount remaining after payment of the Interest Payment Amounts allocable to the Class A Notes, the Class M-1 Notes and the Class M-2 Notes, to the Holders of the Class M-3 Notes, an amount equal to the Interest Payment Amount allocable to the Class M-3 Notes.

          (2) On each Payment Date, the Indenture Trustee shall withdraw from the Payment Account an amount equal to the Principal Payment Amount and pay to the Noteholders the following amounts, in the following order of priority:

               (i) On each Payment Date (a) prior to the Stepdown Date, (b) on which a Trigger Event is in effect or (c) on the Final Maturity Date, the Principal Payment Amount shall be distributed in the following order of priority:

               FIRST, to the Holders of the Class A Notes, until the Note Balance of such Class has been reduced to zero;

               SECOND, to the Holders of the Class M-1 Notes, until the Note Balance of such Class has been reduced to zero;

               THIRD, to the Holders of the Class M-2 Notes, until the Note Balance of such Class has been reduced to zero; and

               FOURTH, to the Holders of the Class M-3 Notes, until the Note Balance of such Class has been reduced to zero.

               (ii) On each Payment Date (other than the Final Maturity Date)
          (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Payment Amount shall be distributed in the following order of priority:

               FIRST, the lesser of (x) the Principal Payment Amount and (y) the Class A Principal Payment Amount shall be distributed to the Holders of the Class A Notes, until the Note Balance of such Class has been reduced to zero;

               SECOND, the lesser of (x) the excess of (i) the Principal Payment Amount over (ii) the amount distributed to the Holders of the Class A Notes pursuant to clause FIRST above and (y) the Class M-1 Principal Payment Amount shall be distributed to the Holders of the Class M-1 Notes, until the Note Balance of such Class has been reduced to zero;

               THIRD, the lesser of (x) the excess of (i) the Principal Payment Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Notes pursuant to clause FIRST above and to the Holders of the Class M-1 Notes pursuant to clause SECOND above and (y) the Class M-2 Principal Payment Amount shall be distributed to the Holders of the Class M-2 Notes, until the Note Balance of such Class has been reduced to zero;

               FOURTH, the lesser of (x) the excess of (i) the Principal Payment Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Notes pursuant to clause FIRST above, to the Holders of the Class M-1 Notes pursuant to clause SECOND above and to the Holders of the Class M-2 Notes pursuant to clause THIRD above and (y) the Class M-3 Principal Payment Amount shall be distributed to the Holders of the Class M-3 Notes, until the Note Balance of such Class has been reduced to zero.

                 (3) On each Payment Date, the Net Monthly Excess Cashflow (or, in the case of clause (i) below, the Net Monthly Excess Cashflow exclusive of any Overcollateralization Reduction Amount) shall be paid as follows:

               (i) to the Holders of the Class or Classes of Notes then entitled to receive distributions in respect of principal, in an amount equal to the principal portion of any Realized Losses incurred or deemed to have been incurred on the Mortgage Loans, applied to reduce the Note Balance of such Notes until the aggregate Note Balance of such Notes is reduced to zero;

               (ii) to the Holders of the Class or Classes of Notes then entitled to receive payments in respect of principal, in an amount equal to the Overcollateralization Increase Amount, applied to reduce the Note Balance of such Notes until the aggregate Note Balance of such Notes is reduced to zero;

               (iii) to the Holders of the Class A Notes, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Notes;

               (iv) to the Holders of the Class M-1 Notes, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Notes;

               (v) to the Holders of the Class M-1 Notes, in an amount equal to the Allocated Realized Loss Amount allocable to such Class of Notes;

               (vi) to the Holders of the Class M-2 Notes, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Notes;

               (vii) to the Holders of the Class M-2 Notes, in an amount equal to the Allocated Realized Loss Amount allocable to such Class of Notes;

               (viii) to the Holders of the Class M-3 Notes, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Notes;

               (ix) to the Holders of the Class M-3 Notes, in an amount equal to the Allocated Realized Loss Amount allocable to such Class of Notes; and

               (x) any remaining amount, to the Issuer or the Certificate Paying Agent as its designee, on behalf of the Certificateholders.

          (b) On each Payment Date, the Indenture Trustee shall withdraw any amounts then on deposit in the Payment Account that represent Prepayment Charges collected by the Servicers in connection with voluntary Principal Prepayments in full of any of the Mortgage Loans and shall distribute such amounts to the Issuer or the Certificate Paying Agent as its designee, on behalf of the Certificateholders. On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this Section 3.05(b) and Section 3.05(a)(ix) above for the purpose of distributing such funds to the Certificateholders after payment of trust expenses to the Owner Trustee or the Indenture Trustee pursuant to the Owner Trust Agreement.

          (c) All payments made with respect to each Class of Notes on each Payment Date shall be allocated PRO RATA among the Outstanding Notes in such Class based on their respective Percentage Interests. Payments in respect of each Class of Notes on each Payment Date will be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 3.05(e) or Section 8.07 respecting the final payment on such Class), based on the aggregate Percentage Interest represented by their respective Notes, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Indenture Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Payment Date and is the registered owner of Notes having an initial aggregate Note Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Note Balance of such Class of Notes, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Note Register. The final distribution on each Note will be made in like manner, but only upon presentment and surrender of such Note at the Corporate Trust Office or such other location specified in the notice to Noteholders of such final distribution.

          Each payment with respect to a Book-Entry Note shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such payment to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Note Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Note Owners that it represents. None of the Indenture Trustee, the Issuer, the Depositor, the Owner Trustee, the Master Servicer or the Servicers shall have any responsibility therefor except as otherwise provided by this Indenture or applicable law.

          (d) The rights of the Noteholders to receive payments in respect of the Notes, and all interests of the Noteholders in such payments, shall be as set forth in this Indenture. None of the Holders of any Class of Notes nor the Indenture Trustee, the Issuer, the Depositor, the Owner Trustee, the Master Servicer nor the Servicers shall in any way be responsible or liable to the Holders of any other Class of Notes in respect of amounts properly previously distributed on the Notes.

          (e) The principal of each Note shall be due and payable in full on the Final Maturity Date for such Note. All principal payments on the Notes shall be made to the Noteholders entitled thereto in accordance with the Percentage Interests represented by such Notes. Upon notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Final Maturity Date or other final Payment Date (including any final Payment Date resulting from any redemption pursuant to Section 8.07 hereof). Such notice shall to the extent practicable be mailed no later than three Business Days prior to such Final Maturity Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Maturity Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment. No interest shall accrue on the Notes on or after the Final Maturity Date or any such other final Payment Date.

          (f) Notwithstanding anything to the contrary herein, in no event shall the Note Balance of any Class of Notes be reduced more than once in respect of any particular amount both (a) allocated to such Note in respect of Realized Losses pursuant to Section 3.06 and (b) paid to the Holder of such Note in reduction of the Note Balance thereof pursuant to this Section 3.05 from Net Monthly Excess Cashflow.

     Section 3.06. ALLOCATION OF REALIZED LOSSES. (a) All Realized Losses on the Mortgage Loans shall be allocated by the Indenture Trustee on each Payment Date as follows: first, to Net Monthly Excess Cashflow; second, to the Overcollateralized Amount, until such amount has been reduced to zero; third, to the Class M-3 Notes, until the Note Balance thereof has been reduced to zero; fourth, to the Class M-2 Notes, until the Note Balance thereof has been reduced to zero; and fifth, to the Class M-1 Notes, until the Note Balance thereof has been reduced to zero. All Realized Losses to be allocated to the Note Balances of all Classes on any Payment Date shall be so allocated after the actual payments to be made on such date as provided above. All references above to the Note Balance of any Class of Notes shall be to the Note Balance of such Class immediately prior to the relevant Payment Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Notes, on such Payment Date.

          Any allocation of Realized Losses to a Subordinate Note on any Payment Date shall be made by reducing the Note Balance thereof by the amount so allocated. No allocations of any Realized Losses shall be made to the Note Balances of the Class A Notes. Notwithstanding anything to the contrary described herein, in no event will the Note Balance of any Note be reduced more than once in respect of any particular amount (i) both allocable to such Notes in respect of Realized Losses and (ii) payable as principal to the Holder of such Notes from Net Monthly Excess Cashflow.

     Section 3.07. PROTECTION OF TRUST ESTATE. (a) The Issuer will from time to time prepare, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

               (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

               (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iii) cause the Issuer or the Servicers to enforce any of their rights with respect to the Mortgage Loans; and

               (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

     (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.08 hereof, unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

     The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to sign any financing statement, continuation statement or other instrument required to be signed pursuant to this Section 3.07 upon the Issuer's preparation thereof and delivery to the Indenture Trustee.

     Section 3.08. OPINIONS AS TO TRUST ESTATE. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and first priority security interest in the Collateral and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and first priority security interest effective.

     (b) On or before September 1 in each calendar year, beginning in 1999, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and first priority security interest in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Collateral until December 31 in the following calendar year.

     Section 3.09. PERFORMANCE OF OBLIGATIONS. (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

     (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

     (c) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as any Servicer is expressly permitted to take in the related Servicing Agreement. The Indenture Trustee, as pledgee of the Mortgage Loans, shall be able to exercise the rights of the Issuer to direct the actions of any Servicer pursuant to the Servicing Agreements.

     Section 3.10. NEGATIVE COVENANTS. So long as any Notes are Outstanding, the Issuer shall not:

               (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee;

               (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

               (iii) (1) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (2) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (3) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

               (iv) waive or impair, or fail to assert rights under, the Mortgage Loans, or impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Mortgage Loan Purchase Agreement or any other Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

     Section 3.11. ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 1999), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's
Certificate, that:

               (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

               (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     Section 3.12. [Reserved].

     Section 3.13. REPRESENTATIONS AND WARRANTIES CONCERNING THE MORTGAGE LOANS. The Indenture Trustee, as pledgee of the Mortgage Loans, has the benefit of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement concerning the Seller and the Mortgage Loans and the right to enforce the remedies against the Seller provided in such Mortgage Loan Purchase Agreement to the same extent as though such representations and warranties were made directly to the Indenture Trustee. If the Indenture Trustee has actual knowledge of any breach of any representation or warranty made by the Seller in the Mortgage Loan Purchase Agreement, the Indenture Trustee shall promptly notify the Seller of such finding and the Seller's obligation to cure such breach or repurchase or substitute for the related Mortgage Loan.

     Section 3.14. AMENDMENTS TO SERVICING AGREEMENTS. The Issuer covenants with the Indenture Trustee that it will not enter into any amendment or supplement to the Servicing Agreements without the prior written consent of the Indenture Trustee. The Indenture Trustee, as pledgee of the Mortgage Loans, may decline to enter into or consent to any such supplement or amendment if the Noteholders' rights, duties or immunities would be materially and adversely affected thereby. The Indenture Trustee may, but shall not be obligated to, enter into any amendment or supplement to the Servicing Agreements that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Section 3.15. SERVICERS AS AGENT AND BAILEE OF THE INDENTURE TRUSTEE. Solely for purposes of perfection under Section 9-305 of the Uniform Commercial Code or other similar applicable law, rule or regulation of the state in which such property is held by any Servicer, the Issuer and the Indenture Trustee hereby acknowledge that such Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the related Collection Account, as well as its agent and bailee in holding any Related Documents released to such Servicer, and any other items constituting a part of the Trust Estate which from time to time come into the possession of such Servicer. It is intended that, by each Servicer's acceptance of such agency, the Indenture Trustee, as a secured party of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such property is held by the related Servicer.

     Section 3.16. INVESTMENT COMPANY ACT. The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.16 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

     Section 3.17. ISSUER MAY CONSOLIDATE, ETC. (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

               (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholders and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

               (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

               (iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes to be reduced, suspended or withdrawn;

               (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) adversely affect the status of the Notes as indebtedness for federal income tax purposes, or (B) cause the Issuer to be subject to an entity level tax for federal income tax purposes;

               (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

               (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this
     Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

     (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

               (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture

     Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholders and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer and the Indenture Trustee against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

 ;
               (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

               (iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes to be reduced, suspended or withdrawn;

               (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) adversely affect the status of the Notes as indebtedness for federal income tax purposes, or (B) cause the Issuer to be subject to an entity level tax for federal income tax purposes;

               (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

               (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this
     Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

     Section 3.18. SUCCESSOR OR TRANSFEREE. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.17(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

     (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.17(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

     Section 3.19. NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Mortgage Loans and the issuance of the Notes and Equity Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

     Section 3.20. NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

     Section 3.21. GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     Section 3.22. CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long- term or operating lease or otherwise) for capital assets (either realty or personalty).

     Section 3.23. [Reserved]

     Section 3.24. RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; PROVIDED, HOWEVER, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture and the Owner Trust Agreement and (y) payments to the Servicers pursuant to the terms of the Servicing Agreements. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

     Section 3.25. NOTICE OF EVENTS OF DEFAULT. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Owner Trust Agreement.

     Section 3.26. FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     Section 3.27. STATEMENTS TO NOTEHOLDERS. On each Payment Date, the Indenture Trustee and the Certificate Registrar shall forward by mail to each Noteholder and Certificateholder, respectively, the statement prepared pursuant to Section 7.05 of this Indenture. The Indenture Trustee shall have no responsibility to (i) verify information provided by any Servicer to be included in such statement or (ii) include any information required to be included in such statement if such Servicer has failed to timely produce such information to the Indenture Trustee as required pursuant to the related Servicing Agreement. In addition, or or prior to the Expense Fee Termination Date, the Indenture Trustee shall forward by mail to Financial Security Assurance Inc. the statement prepared pursuant to Section
7.05 of this Indenture.



                                   ARTICLE IV

               The Notes; Satisfaction and Discharge of Indenture

     Section 4.01. THE NOTES. The Notes will be substantially in the forms annexed hereto as Exhibits A-1 through A-4. The Notes of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Note will share ratably in all rights of the related Class.

     The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Indenture Trustee and delivered by the Indenture Trustee to or upon the order of the Issuer.

          The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Note Owners with respect to the Notes for the purposes of exercising the rights of Noteholders hereunder. The rights of Note Owners with respect to the Notes shall be limited to those established by law and agreements between such Note Owners and the Depository Participants and brokerage firms representing such Note Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Notes with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Note Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and shall give notice to the Depository of such record date.

     In the event The Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Note Owner shall be entitled to notes representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

     Section 4.02. REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF NOTES; APPOINTMENT OF CERTIFICATE REGISTRAR. The Issuer shall cause the Indenture Trustee, as Note Registrar, to keep at the Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

     Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Balances evidencing the same aggregate Percentage Interests.

     Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor and in authorized initial Note Balances evidencing the same aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the City of New York or the city in which any Corporate Trust Office is located. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

     No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

     The Issuer hereby appoints the Indenture Trustee as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section
3.09 of the Owner Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Equity Certificates and of transfers and exchanges thereof pursuant to Section 3.05 of the Owner Trust Agreement. The Indenture Trustee hereby accepts such appointment.

     Section 4.03. MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If (a) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satis faction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

     Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

     Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 4.04. PERSONS DEEMED OWNERS. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Inden ture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

     Section 4.05. CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 4.05, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

     Section 4.06. BOOK-ENTRY NOTES. The Notes, upon original issue, will be issued as one or more Book-Entry Notes held by the Book-Entry Custodian or, if appointed to hold such Notes as provided below, the Depository and registered in the name of the Depository or its nominee and, except as provided below, registration of such Notes may not be transferred by the Indenture Trustee except to another Depository that agrees to hold such Notes for the respective Note Owners with Ownership Interests therein. The Note Owners shall hold their respective Ownership Interests in and to such Notes through the book-entry facilities of the Depository and, except as provided in Section 4.08, shall not be entitled to definitive, fully registered Notes ("Definitive Notes") in respect of such Ownership Interests. All transfers by Note Owners of their respective Ownership Interests in the Notes shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Note Owner. Each Depository Participant shall only transfer the Ownership Interests in the Notes of Note Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The Indenture Trustee is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such. The Book-Entry Custodian may, and if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Issuer, the Depositor, the Indenture Trustee (if the Indenture Trustee is not the Book-Entry Custodian) and any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository. If the Indenture Trustee resigns or is removed in accordance with the terms hereof, the successor trustee or, if it so elects, the Depository shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Issuer shall have the right to inspect, and to obtain copies of, any Notes held by the Book-Entry Custodian.

     Section 4.07. NOTICES TO DEPOSITORY. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Note Owners.

     Section 4.08. DEFINITIVE NOTES. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Note Owners of Notes representing beneficial interests aggregating at least a majority of the Note Balances of the Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Note Owners, the Indenture Trustee shall notify all Note Owners, through the Depository of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the Notes in book-entry form by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

     Section 4.09. TAX TREATMENT. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

     Section 4.10. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes, except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.07, 3.10, 3.17, 3.19 and 3.20, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.07 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes and shall release and deliver the Collateral to or upon the order of the Issuer, when

          (A) either

          (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 hereof and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

          (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

               a. have become due and payable,

               b. will become due and payable at the Final Maturity Date within one year, or

               c. have been called for early redemption pursuant to Section 8.07 hereof, and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes then Outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Maturity Date or other final Payment Date and has delivered to the Indenture Trustee a verification report from a nationally recognized accounting firm certifying that the amounts deposited with the Indenture Trustee are sufficient to pay and discharge the entire indebtedness of such Notes, or, in the case of c. above, the Issuer shall have complied with all requirements of
          Section 8.07 hereof;

               (B) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

               (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 hereof, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with
          Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will constitute an "in-substance defeasance" within the meaning of Revenue Ruling 85-42, 1985-1 C.B. 36, and in accordance therewith, the Issuer will be the owner of the assets deposited in trust for federal income tax purposes.

     Section 4.11. APPLICATION OF TRUST MONEY. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or the Issuer or Certificate Paying Agent as designee of the Issuer, as applicable, as the Indenture Trustee may determine, to the Holders of Notes, of all sums due and to become due thereon for principal and interest or otherwise; but such monies need not be segregated from other funds except to the extent required herein or required by law.

     Section 4.12. REPAYMENT OF MONIES HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.05 and thereupon such Person shall be released from all further liability with respect to such monies.

     Section 4.13. TEMPORARY NOTES. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may reasonably determine, as evidenced by their execution of such Notes.

     If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                                    ARTICLE V

                              DEFAULT AND REMEDIES

     Section 5.01. EVENTS OF DEFAULT. The Issuer shall deliver to the Indenture Trustee, within five days after learning of the occurrence of a Default or an Event of Default, written notice in the form of an Officer's Certificate of the occurrence of such Default or Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

     Section 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee may, and, at the written direction of the Holders of Notes of the Most Senior Class representing not less than a majority of the Note Balance of such Class, shall, declare the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration (a) 100% of the aggregate Note Balance then outstanding, (b) the aggregate of any Allocated Realized Loss Amount (plus accrued interest through the date of acceleration) on the Notes remaining unpaid immediately prior to such date of acceleration, (c) accrued and unpaid interest thereon through the date of acceleration and (d) the aggregate of any Interest Carry Forward Amounts (plus accrued interest through the date of acceleration) remaining unpaid immediately prior to such date of acceleration.

     At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes of the Most Senior Class representing a majority of the Note Balance of such Class, by written notice to the Issuer and the Indenture Trustee, may waive the related Event of Default and rescind and annul such declaration and its consequences if:

               (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                    (A) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

                    (B) all sums reasonably paid or advanced by the Indenture
               Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

               (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

     No such rescission shall affect any subsequent default or impair any right consequent thereto.


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



     Section 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

     (a) The Issuer covenants that if (i) default is made in the payment of any interest (including the Interest Payment Amount) on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal (including the Principal Payment Amount and the Overcollateralization Increase Amount) of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee pay to the Indenture Trustee, for the benefit of the Holders of Notes, the whole amount then due and payable on the Notes for principal and interest, with interest at the Note Accrual Rate upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

     (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.15 hereof, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor the Notes, wherever situated, the monies adjudged or decreed to be payable.

     (c) If an Event of Default occurs and is continuing, the Indenture Trustee, subject to the provisions of Section 10.15 hereof may, as more particularly provided in Section 5.04 hereof, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

     (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all reasonable expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

               (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, all other reasonable expenses and liabilities incurred, all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith.

     (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

     (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the reasonable expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Holders of the Notes, subject to Section 5.05 hereof.



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



     (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

     Section 5.04. REMEDIES; PRIORITIES. (a) If an Event of Default shall have occurred and be continuing and if an acceleration has been declared and not rescinded pursuant to Section 5.02 hereof, the Indenture Trustee, subject to the provisions of Section 10.15 hereof, may do one or more of the following (subject to Section 5.05 hereof):

               (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

               (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

               (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

               (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (1) the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Note Balance of the Most Senior Class then Outstanding, (2) the proceeds of such sale or liquidation distributable to the Holders of the Notes are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest or (3) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of 66 2/3% of the aggregate Note Balance of the Most Senior Class then Outstanding. In determining such sufficiency or insufficiency with respect to clause (B) and
(C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

          FIRST: to the Indenture Trustee, the Owner Trustee, the Master Servicer and Financial Security Assurance Inc. for amounts due under
          Section 6.07 hereof;


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



          SECOND: to the Servicers, any amounts required to pay the Servicing Fees then due and to reimburse the Servicers of P&I Advances previously made by, and not previously reimbursed or retained, the Servicers and, upon the final liquidation of the related Mortgage Loan or the final liquidation of the Trust Estate, Servicing Advances previously made by, and not previously reimbursed or retained by, the related Servicer and to the Indenture Trustee reimbursement for any advances relating to Stayed Funds;

          THIRD: to the Holders of the Class A Notes, for payment of the Interest Payment Amount allocable to such Notes, if any, then due and unpaid through the day preceding the date on which such payment was made;

          FOURTH: to the Holders of the Class M-1 Notes, for payment of the Interest Payment Amount allocable to such Notes, if any due and unpaid through the day preceding the date on which such payment was made;

          FIFTH: to the Holders of the Class M-2 Notes, for payment of the Interest Payment Amount allocable to such Notes, if any due and unpaid through the day preceding the date on which such payment was made;

          SIXTH: to the Holders of the Class M-3 Notes, for payment of the Interest Payment Amount allocable to such Notes, if any due and unpaid through the day preceding the date on which such payment was made;

          SEVENTH: to the Holders of the Class A Notes, until the Note Balance of such Class has been reduced to zero;

          EIGHTH: to the Holders of the Class M-1 Notes, until the Note Balance of such Class has been reduced to zero;

          NINTH: to the Holders of the Class M-2 Notes, until the Note Balance of such Class has been reduced to zero;

          TENTH: to the Holders of the Class M-3 Notes, until the Note Balance of such Class has been reduced to zero;

          ELEVENTH: to the Holders of the Class A Notes, an amount equal to the Interest Carry Forward Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

          TWELFTH: to the Holders of the Class M-1 Notes, an amount equal to the Interest Carry Forward Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

          THIRTEENTH: to the Holders of the Class M-1 Notes, an amount equal to the Allocated Realized Loss Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

          FOURTEENTH: to the Holders of the Class M-2 Notes, an amount equal to the Interest Carry Forward Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

          FIFTEENTH: to the Holders of the Class M-2 Notes, an amount equal to the Allocated Realized Loss Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

          SIXTEENTH: to the Holders of the Class M-3 Notes, an amount equal to the Interest Carry Forward Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

          SEVENTEENTH: to the Holders of the Class M-3 Notes, an amount equal to the Allocated Realized Loss Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes; and

          EIGHTEENTH: any remaining amount, to the Issuer or the Certificate Paying Agent as its designee, on behalf of the Certificateholders.

     The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

     Section 5.05. OPTIONAL PRESERVATION OF THE TRUST ESTATE. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     Section 5.06. LIMITATION OF SUITS. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless subject to the provisions of Section 10.15 hereof:

               (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

               (ii) the Holders of not less than 25% of the Note Balance of the Notes in any affected Class have made a written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

               (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

               (iv) the Indenture Trustee for 60 days after its receipt of such notice of request and offer of indemnity has failed to institute such Proceedings; and

               (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Note Balances of the Notes in any affected Class.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Note Balances of the Notes in such affected Class, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

     Section 5.07. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section 5.08. RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     Section 5.09. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.10. DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

     Section 5.11. CONTROL BY NOTEHOLDERS. The Holders of a majority of the Note Balance of the Most Senior Class of Notes shall have the right (subject to the provisions of Section 5.06) to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

               (i) such direction shall not be in conflict with any rule of law or with this Indenture;

               (ii) any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing the Percentage Interest of the Note Balance of the Most Senior Class of Notes as provided in Section 5.15;

               (iii) if the conditions set forth in Section 5.05 hereof have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes of the Most Senior Class to sell or liquidate the Trust Estate shall be of no force and effect.

Notwithstanding the rights of Noteholders set forth in this Section, subject to
Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or, might materially adversely affect the rights of any Noteholders not consenting to such action.

     Section 5.12. WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02 hereof, the Holders of Notes of not less than a majority of the Note Balance of the Most Senior Class of Notes, may waive any past Event of Default and its consequences except an Event of Default 1. with respect to payment of principal of or interest on any of the Notes or 2. in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note affected. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

     Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

     Section 5.13. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Balance of the Most Senior Class of Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

     Section 5.14. WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.15. SALE OF TRUST ESTATE. (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to
Section 5.04 hereof is expressly subject to the provisions of Section 5.05 hereof and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

     (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless

          (i) the Holders of all Notes in the Most Senior Class, consent to or direct the Indenture Trustee to make, such Sale, or

          (ii) the proceeds of such Sale would be not less than the entire amount which would be payable to the Noteholders under the Notes, in full payment thereof in accordance with Section 5.02 hereof, on the Payment Date next succeeding the date of such Sale, or

          (iii) The Indenture Trustee determines that the conditions for retention of the Trust Estate set forth in Section 5.05 hereof cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05 hereof), and the Holders of Notes representing at least 66-2/3% of the Note Balance of the Most Senior Class of Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

     (c) Unless the Holders of Notes representing at least 66-2/3% of the Note Balance of the Most Senior Class of Notes have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid.

     (d) In connection with a Sale of all or any portion of the Trust Estate,

          (i) any Holder or Holders of Notes may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

          (ii the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Notes and Holders of Equity Certificates and
(B) the reasonable
expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

          (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

          (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

          (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     Section 5.16. ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b) hereof.

     Section 5.17. PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS. (a) Promptly following a request from the Indenture Trustee to do so, the Issuer, in its capacity as holder of the Mortgage Loans, shall take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Seller and the Servicers, as applicable, of each of their obligations to the Issuer under or in connection with the Mortgage Loan Purchase Agreement and the Servicing Agreements, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Mortgage Loan Purchase Agreement and the Servicing Agreements to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Seller or the Servicers thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicers of each of their obligations under the Mortgage Loan Purchase Agreement and the Servicing Agreements.

     (b) The Indenture Trustee, as pledgee of the Mortgage Loans may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Note Balance of the Most Senior Class of Notes, shall exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicers under or in connection with the Mortgage Loan Purchase Agreement and the Servicing

Agreements, including the right or power to take any action to compel or secure performance or observance by the Seller or the related Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Mortgage Loan Purchase Agreement and the Servicing Agreements, as the case may be, and any right of the Issuer to take such action shall not be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

     Section 6.01. DUTIES OF INDENTURE TRUSTEE. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) Except during the continuance of an Event of Default:

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

               (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i)this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 5.11 or 5.15.

     (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

     (e) Money held in trust by the Indenture Trustee need not be segregated from other trust funds except to the extent required by law or the terms of this Indenture or the Owner Trust Agreement.

     (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

     (h) The Indenture Trustee shall act in accordance with Sections 6.03 and
6.04 of the Servicing Agreements and shall act as successor to any of the Servicer in accordance with Section 6.02 of the related Servicing Agreement.

     (i) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Default or Event of Default unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Notes generally, the Issuer, the Trust Estate or this Indenture.

     The Indenture Trustee is hereby authorized to execute and shall execute the Servicing Agreements and shall perform its duties and satisfy its obligations thereunder. Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall apply to the Indenture Trustee's execution of the Servicing Agreements and the performance of its duties and satisfaction of its obligations thereunder.

     Section 6.02. RIGHTS OF INDENTURE TRUSTEE. (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee, which Officer's Certificate or Opinion of Counsel shall not be at the expense of the Indenture Trustee or the Trust Estate. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

     (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

     (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

     (e) The Indenture Trustee may consult with counsel chosen by it with due care, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     Section 6.03. INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Section 6.11 hereof.

     Section 6.04. INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

     Section 6.05. NOTICE OF EVENT OF DEFAULT. If an Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall give notice thereof to the Noteholders. The Indenture Trustee shall mail to each Noteholder notice of the Event of Default within 10 days after a Responsible Officer has actual knowledge thereof unless such Event of Default shall have been waived or cured. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

     Section 6.06. TAX ADMINISTRATION OF THE ISSUER. The Indenture Trustee, based solely on information timely provided by the Administrators, shall prepare and file (or cause to be prepared and filed), on behalf of the Owner Trustee, all tax returns and information reports, tax elections and such annual or other reports of the Issuer as are necessary for preparation of tax returns and information reports as provided in Section 5.03 of the Owner Trust Agreement, including without limitation Form 1099. All tax returns and information reports shall be signed by the Owner Trustee as provided in Section 5.03 of the Owner Trust Agreement.

     Section 6.07. PAYMENT OF FEES, COMPENSATION AND INDEMNITY. The Indenture Trustee shall withdraw from the Payment Account and pay the following amounts without priority: (i) on each Payment Date, the Indenture Trustee Fee to itself;
(ii) on each Payment Date on or prior to the Expense Fee Termination Date, the Expense Fee to Financial Security Assurance Inc. and (iii) on each Payment Date, the Master Servicing Fee to the Master Servicer. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. In addition, the Indenture Trustee shall withdraw from the Payment Account to reimburse the Owner Trustee for all reasonable out-of pocket expenses incurred or made by it for all services rendered by it in its execution of the trust created under the Owner Trust Agreement and in the exercise and performance of any of its powers and duties under the Owner Trust Agreement and shall reimburse itself for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection. Such expenses shall include reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including reasonable attorneys' fees) incurred by it in connection with the administration of this Trust Estate and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the reasonable fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith. It is understood by the parties hereto that a "claim" as used in this paragraph includes any claim for indemnification made by the Custodian under Section 3.2 of the Custodial Agreement.

     The Issuer's payment obligations to the Indenture Trustee pursuant to this
Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     Section 6.08. REPLACEMENT OF INDENTURE TRUSTEE. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer. The Holders of a majority of Note Balance of the Most Senior Class of Notes may remove the Indenture Trustee by so notifying the Issuer and the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

               (i) the Indenture Trustee fails to comply with Section 6.11 hereof;

               (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

               (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

               (iv) the Indenture Trustee otherwise becomes incapable of acting.

     If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

     A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee (other than any Mortgage Files at the time held by a Custodian, which Custodian shall become the agent of any successor indenture trustee hereunder).

     If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of Note Balance of the Most Senior Class of Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

     Section 6.09. SUCCESSOR INDENTURE TRUSTEE BY MERGER. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association, without any further act, shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11 hereof. The Indenture Trustee shall provide the Issuer and the Rating Agencies with prior written notice of any such transaction.

     If at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture and any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and if at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     Section 6.10. APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 hereof.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 6.11. ELIGIBILITY; DISQUALIFICATION. The Indenture Trustee shall at all times be authorized to exercise corporate trust powers. The Indenture Trustee shall also satisfy the requirements of TIA ss.310(a) and have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of BBB or better by DCR and BBB or better by S&P. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are Outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met. If at any time the

Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 6.08 hereof.

      Section 6.12. PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

     Section 6.13. REPRESENTATIONS AND WARRANTIES. The Indenture Trustee hereby represents that:

               (i) The Indenture Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

               (ii) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action;

               (iii) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound; and

               (iv) To the Indenture Trustee's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (A) asserting the invalidity of this Indenture, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

     Section 6.14. DIRECTIONS TO INDENTURE TRUSTEE. The Indenture Trustee is hereby directed:

     (a) to accept the pledge of the Mortgage Loans and hold the assets of the Trust Estate in trust for the Noteholders;

     (b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibits A-1 through A-4 in accordance with the terms of this Indenture; and

     (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

     Section 6.15. THE AGENTS. The provisions of this Indenture relating to the limitations of the Indenture Trustee's liability and to its indemnity shall inure also to the Paying Agent, the Note Registrar, the Certificate Paying Agent and the Certificate Registrar.

     Section 6.16. APPOINTMENT OF CUSTODIANS. The Indenture Trustee may, with the consent of the Issuer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Indenture Trustee, by entering into a Custodial Agreement. The appointment of any Custodian may at any time be terminated and a substitute Custodian appointed therefor upon the reasonable request of the related Servicer to the Indenture Trustee, the consent to which shall not be unreasonably withheld. The Indenture Trustee shall pay any and all fees and expenses of any Custodian in accordance with each Custodial Agreement. The Trustee initially appoints Chase Bank of Texas National Association as Custodian, and the Issuer consents to such appointment. Subject to Article VI hereof, the Indenture Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Noteholders having an interest in any Mortgage File held by such Custodian. Each Custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in such Custodial Agreement. In no event shall the appointment of any Custodian pursuant to a Custodial Agreement diminish the obligations of the Trustee hereunder.



                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

     Section 7.01. ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

     Section 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS.
(a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

     (b) Noteholders may communicate pursuant to TIA ss.312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

     (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

     Section 7.03. REPORTS BY THE INDENTURE TRUSTEE; ISSUER FISCAL YEAR. (a) The Indenture Trustee shall:

               (i) Within 15 days after each Payment Date, the Indenture Trustee shall file with the Commission via the Electronic Data Gathering and Retrieval System, a Form 8-K with a copy of the statement to Noteholders for such Payment Date as an exhibit thereto. Prior to January 30, 1999, the Indenture Trustee shall file a Form 15 Suspension Notification with respect to the Trust Estate, if applicable. Prior to March 30, 1999, the Indenture Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Estate. The Issuer hereby grants to the Indenture Trustee a limited power of attorney to execute and file each such document on behalf of the Issuer. Such power of attorney shall continue until the earlier of (i) receipt by the Indenture Trustee from the Issuer of written termination of such power of attorney and (ii) the termination of the Trust Estate. At least three Business Days prior to filing any Form 8-K or Form 10-K pursuant to this Section 7.03, the Indenture Trustee shall deliver a copy of such Form 8-K or Form 10-K, as the case may be, to the Issuer and the Depositor. The Depositor agrees to promptly furnish to the Indenture Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Indenture and the Mortgage Loans as the Indenture Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission.

               (ii) to use its best efforts to file with the Depositor and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (iii) supply to the Depositor (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

     (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

     (c) The Issuer hereby agrees to furnish such information and otherwise cooperate with the Indenture Trustee as necessary for the Indenture Trustee to perform its duties as provided in this Section 7.03.

     (d) The Indenture Trustee may conclusively rely upon any information provided by the Servicers or the Depositor in its preparation of the foregoing reports pursuant to this Section 7.03.

     Section 7.04. REPORTS BY INDENTURE TRUSTEE. If required by TIA ss. 313(a), within 60 days after each January 1 beginning with January 1, 1999, the Indenture Trustee shall mail to each

Noteholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

     A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

     Section 7.05. STATEMENTS TO NOTEHOLDERS. (a) Subject to Section 3.27 of this Indenture, with respect to each Payment Date, the Indenture Trustee shall deliver to each Certificateholder and Noteholder, the Depositor, the Owner Trustee, the Certificate Paying Agent, each Rating Agency and on or prior to the Expense Fee Termination Date, to Financial Security Assurance Inc., a statement setting forth the following information as to the Notes, to the extent applicable:

               (a) the amount of the payment made on such Payment Date to the Holders of Notes of each such Class allocable to principal, and the amount of the payment made on such Payment Date to the Certificateholders allocable to Prepayment Charges;

               (b) the amount of the payment made on such Payment Date to the Holders of Notes of each such Class allocable to interest;

               (c) the Interest Carry Forward Amount and Allocated Realized Loss Amount with respect to each Class of Notes for such Payment Date and the aggregate unpaid Interest Carry Forward Amount and Allocated Realized Loss Amount for all prior Payment Dates;

               (d) the aggregate amount of servicing compensation received by the each Servicer during the related Due Period;

               (e) the aggregate amount of P&I Advances for such Payment Date;

               (f) the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties at the close of business on such Payment Date;

               (g) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

               (h) the number and aggregate unpaid principal balance of Mortgage Loans (a) delinquent 30-59 days, (b) delinquent 60-89 days, (c) delinquent 90 or more days in each case, as of the last day of the preceding calendar month, and (d) as to which foreclosure proceedings have been commenced;

               (i) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property;

               (j) the book value and the Stated Principal Balance of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Payment Date;

               (k) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

               (l) the aggregate amount of Realized Losses incurred during the related Prepayment Period (or, in the case of Bankruptcy Losses allocable to interest, during the related Due Period), separately identifying whether such Realized Losses constituted Bankruptcy Losses;

               (m) the aggregate amount of expenses withdrawn from the Collection Accounts or the Payment Account for such Payment Date;

               (n) the aggregate Note Balance of each Class of Notes, after giving effect to the payments, and allocations of Realized Losses, made on such Payment Date, separately identifying any reduction thereof due to allocations of Realized Losses ;

               (o) the Interest Payment Amount in respect of each Class of Notes for such Payment Date;

               (p) with respect to any Mortgage Loan as to which foreclosure proceedings have been concluded, the loan number and unpaid principal balance of such Mortgage Loan as of the date of such conclusion of foreclosure proceedings;

               (q) with respect to Mortgage Loans as to which a Final Liquidation has occurred, the number of Mortgage Loans, the unpaid principal balance of such Mortgage Loans as of the date of such Final Liquidation and the amount of proceeds (including Liquidation Proceeds and Insurance Proceeds) collected in respect of such Mortgage Loans;

               (r) on or prior to the Expense Fee Termination Date, with respect to each Mortgage Loan on Schedule 2 attached hereto the aggregate Expense Fee payable for such Payment Date and the aggregate principal balance upon which such Expense Fee was calculated, which is the same principal amount on which interest on such Mortgage Loan accrues for the preceding calendar month.

          In the case of information furnished pursuant to subclauses (a) through (c) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class. In the case of the information furnished pursuant to subclause (l) above, the amounts shall be set forth on a Servicer by Servicer basis as well as in the aggregate.

     The Indenture Trustee may conclusively rely upon the Remittance Reports provided by the Servicers pursuant to Section 4.01 of the Servicing Agreements in its preparation of its Statement to the Noteholders pursuant to this Section 7.04.

     Section 7.06. BOOKS AND RECORDS.

          The Issuer hereby covenants with the Indenture Trustee that, so long as any of the Notes remain Outstanding, it shall:

          (a) at all times cause to be kept proper books of account and allow the Indenture Trustee and any person appointed by it, to whom the Issuer shall have no reasonable objection, access to the books of account of the Issuer at all reasonable times, on reasonable prior notice and during normal business hours;

          (b) at all times conduct and continue to conduct business in its own corporate name;

          (c) at all times act and continue to act through its duly authorized officers and agents; and

          (d) so far as permitted by law, at all times cause to be given to the Indenture Trustee such information as it shall reasonably require for the purpose of the discharge of the duties, powers, trusts, authorities and discretions vested in it by this Indenture or by operation of law.

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases
                      ------------------------------------

     Section 8.01. COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

     Section 8.02. TRUST ACCOUNTS. (a) On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders, the Payment Account as provided in Section 3.01 hereof.

     (b) All monies deposited from time to time in the Payment Account (other than investments made with such monies including all income or other gain from such investments pursuant to this Indenture and other than Prepayment Charges), including assumption fees, and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders. Any Prepayment Charges deposited from time to time in the Payment Account are for the benefit of the Certificateholders and are not available to the Noteholders.

     On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Payment Account to Noteholders in respect of the Notes and to such other persons in the order of priority set forth in Section 3.05 hereof (except as otherwise provided in Section 5.04(b) hereof).

     The Indenture Trustee may invest any funds in the Payment Account in Permitted Investments, in its discretion, maturing no later than the Business Day preceding each Payment Date (provided, however, that with respect to Permitted Investments that consist of obligations of the Indenture Trustee or its Affiliates, such Permitted Investments may mature on the related Payment
Date) and such Permitted Investments shall not be sold or disposed of prior to their maturity. All income or other gain from such investments may be released from the Payment Account and paid to the Indenture Trustee from time to time as part of its compensation for acting as Indenture Trustee.

     Section 8.03. OFFICER'S CERTIFICATE. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.05(a) hereof, accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete such action, and concluding that all conditions precedent to the taking of such action have been complied with.

     Section 8.04. TERMINATION UPON PAYMENT TO NOTEHOLDERS. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the payment to Noteholders, the Certificate Paying Agent on behalf of the Certificateholders and the Indenture Trustee of all amounts required to paid pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     Section 8.05. RELEASE OF TRUST ESTATE. (a) Subject to the payment of its reasonable fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture.

     (b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding and (ii) all sums due to the Indenture Trustee pursuant to this Indenture have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

     (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel stating that all applicable requirements have been satisfied.

     Section 8.06. SURRENDER OF NOTES UPON FINAL PAYMENT. By acceptance of any Note, the Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

     Section 8.07. OPTIONAL REDEMPTION OF THE NOTES. (a) At its option, the Majority Certificateholder may redeem the Notes in whole, but not in part, on any Payment Date on or after the Payment Date which the aggregate Note Balance is reduced to less than 20% of the aggregate initial Note Balance as of the Cut-Off Date. The aggregate redemption price for the Notes will be equal to the sum of (a) 100% of the aggregate Note Balance then outstanding, (b) the aggregate of any Allocated Realized Loss Amount on the Notes remaining unpaid immediately prior to such Payment Date,

(c) the aggregate of the Interest Payment Amounts on the Notes for such Payment Date and (d) the aggregate of any Interest Carry Forward Amounts for such Payment Date.

     (b) At its option, the Majority Certificateholder may obtain the release from the lien of the Indenture the Mortgage Loans and each REO Property listed on Schedule 2 attached hereto remaining in the Trust Estate and in connection therewith effect a partial redemption of the Notes on any Payment Date following the Due Period in which the aggregate Stated Principal Balance of such Mortgage Loans and such REO Properties listed on Schedule 2 attached hereto remaining in the Trust Estate at the time of such election is less than $19,989,567.32. The aggregate redemption price for such partial redemption of the Notes shall be a price which is equal to the greater of (A) the aggregate Purchase Price of all the Mortgage Loans included on Schedule 2 remaining in the Trust Estate, plus the appraised value of each REO Property, if any, included on Schedule 2 remaining in the Trust Estate, such appraisal to be conducted by an appraiser mutually agreed upon by the Majority Certificateholder and the Indenture Trustee in their reasonable discretion and (B) the aggregate fair market value of all of the assets of the Trust Estate included on such Schedule 2 (as determined by the Majority Certificateholder and the Indenture Trustee), as of the close of business on the third Business Day next preceding the date upon which partial redemption is to take place.

     (c) In order to exercise either of the foregoing options, the Majority Certificateholder shall, not less than 15 days prior to the proposed Payment Date on which such redemption is to be made, deposit the aggregate redemption price specified in (a) above or the aggregate redemption price for the partial redemption specified in (b) above with the Indenture Trustee (and the Indenture Trustee shall deposit such funds in the Payment Account), and shall provide written notice of its exercise of such option to the Indenture Trustee, the Owner Trustee, the Master Servicer and the Servicers.

     (d) Following receipt of the notice and the aggregate redemption price, calculated as specified in Section 8.07(a) hereof, pursuant to the foregoing, the Indenture Trustee shall provide notice to the Noteholders of the final payment on the Notes and shall apply such funds to make final payments of principal and interest on the Notes in accordance with Section 3.05(a) hereof, and this Indenture shall be discharged, subject to the provisions of Section
4.10 hereof. Following receipt of the notice and the aggregate partial redemption price, calculated as specified in Section 8.07(b) hereof, the Indenture Trustee shall promptly release or cause to be released to the Majority Certificateholder the related Mortgage Files and the Indenture Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer. If for any reason the amount deposited by the Majority Certificateholder is not sufficient to make either of the above-described redemptions or such redemptions cannot be completed for any reason, the amount so deposited by the Majority Certificateholder with the Indenture Trustee shall be immediately returned to the Majority Certificateholder in full and shall not be used for any other purpose or be deemed to be part of the Trust Estate.

                                   ARTICLE IX

                             Supplemental Indentures
                             -----------------------

     Section 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS. (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form reasonably satisfactory to the Indenture Trustee, for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

               (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

               (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

               (v) to cure any ambiguity or to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

               (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Holders of the Notes;

               (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor Indenture Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI hereof; or

               (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided, however, that no such supplemental indenture shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel that entering into such supplemental indenture will not (A) result in a "substantial modification" of the Notes under Treasury Regulation Section 1.1001.3 or adversely affect the status of the Notes as indebtedness for federal income tax purposes or (B) cause the Issuer to be subject to an entity level tax.

     The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel (or, in the alternative, with respect to clause (i), as evidenced by a rating letter confirming the existing ratings on the Notes) (i) adversely affect in any material respect the interests of any Noteholder or (ii) if 100% of the Equity Certificates are not owned by the Transferor or the Seller is outstanding, cause the Issuer to be subject to an entity level tax for federal income tax purposes.

     Section 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and with the prior consent of the Holders of not less than a majority of the Note Balance of the Notes affected thereby, by Act (as defined in Section 10.03 hereof) of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

               (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

               (ii) reduce the percentage of the Note Balances of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

               (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Noteholder";

               (iv) reduce the percentage of the Note Balances of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04 hereof;

               (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

               (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date; or

               (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture; and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

     The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for any Act of Noteholders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 hereof, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Notwithstanding anything to the contrary in this Article IX, no amendment that directly or indirectly changes the priority of payment, dates of payment or amounts of the Expense Fee payable to Financial Security Assurance Inc. shall be effective without the consent of Financial Security Assurance Inc.

     Section 9.04. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 9.05. CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

     Section 9.06. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                    ARTICLE X

                                  MISCELLANEOUS

     Section 10.01. COMPLIANCE CERTIFICATES AND OPINIONS, ETC. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee a. an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and b. an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

               (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

               (5) if the signatory of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent".

     (b) (i) Except with respect to the substitution of Mortgage Loans pursuant to Section 3.2 of the Mortgage Loan Purchase Agreement, prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited and a report from a nationally recognized accounting firm verifying such value.

                    (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate from a nationally recognized accounting firm as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Note Balances of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Note Balances of the Notes.

                    (iii) Except with respect to the substitution of Mortgage Loans pursuant to Section 3.2 of the Mortgage Loan Purchase Agreement, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                    (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Note Balances of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Note Balances of the Notes.

     Section 10.02. FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     Section 10.03. ACTS OF NOTEHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c) The ownership of Notes shall be proved by the Note Registrar.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 10.04. NOTICES, ETC., TO INDENTURE TRUSTEE, ISSUER AND RATING AGENCIES. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

               (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer; or

               (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid, to the Issuer addressed to: Salomon Brothers Mortgage Securities VII, Inc. Asset-Backed Floating Rate Notes, Series 1998-11, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration (telecopy number (302) 651-1576), or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee; or

               (iii) the Depositor by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid, to the Depositor addressed to: Salomon Brothers Mortgage Securities VII, Inc., Seven World Trade Center, New York, New York 10048, Attention: Mortgage Finance Group (telecopy number (212) 783-3895), or at any other address previously furnished in writing to the Indenture Trustee by the Depositor. The Depositor shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee; or

               (iv) the Seller by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid, to the Issuer addressed to: Wilshire Real Estate Investment Trust Inc., 1776 South West Madison Street, Portland, Oregon 97205, Attention: Lawrence Mendelsohn (telecopy number (503) 223-8799), or at any other address previously furnished in writing to the Indenture Trustee by the Seller. The Seller shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

     Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed first-class postage prepaid, to (i) in the case of DCR, at the following address: Duff & Phelps Credit Rating Co., 17 State Street, 12th Floor, New York, New York, 10004 and (ii) in the case of S&P, at the following address:
Standard & Poor's Ratings Services, 25 Broadway, New York, New York 10004; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     Section 10.05. NOTICES TO NOTEHOLDERS; WAIVER. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed first-class, postage prepaid, to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

     Section 10.06. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     Section 10.07. EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     Section 10.08. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co- trustees and agents.

     Section 10.09. SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 10.10. LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     Section 10.11. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 10.12. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 10.13. RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     Section 10.14. ISSUER OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Owner Trust Agreement.

     Section 10.15. NO PETITION. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Transferor, the Depositor or the Issuer, or join in any institution against the Transferor, the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents. This Section 10.15 will survive for one year and one day following the termination of this Indenture.

     Section 10.16. INSPECTION. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall cause their representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is necessary to perform its obligations hereunder.

     Section 10.17. LIMITED THIRD-PARTY BENEFICIARY. Financial Security Assurance Inc. shall be a limited third-party beneficiary of this Indenture, entitled to enforce its right to the Expense Fee and any other rights it may have as if a party hereto.

     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                   WILSHIRE REIT TRUST SERIES 1998-1,
                                   as Issuer

                                   By: WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as
                                   Owner Trustee



                                   By:    /s/ Emmett Harmon
                                      ---------------------------------------
                                   Name:      Emmett Harmon
                                   Title:     Vice President


                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee and as Note Registrar



                                   By:     /s/ Randall S. Reider
                                      ----------------------------------------
                                   Name:       Randall S. Reider
                                   Title:      Assistant Vice President




NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION

hereby accepts the appointment as
Certificate Paying Agent pursuant to
Section 3.10 of the Owner Trust
Agreement and as Certificate Registrar
pursuant to Section 4.02 hereof.


By:   /s/ Randall S. Reider
   -----------------------------------
Name:     Randall S. Reider
Title:    Assistant Vice President

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )

     On the 30th day of September 1998, before me, a notary public in and for said State, personally appeared Emmett R. Harmon, known to me to be a Vice President of Wilmington Trust Company, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                         _______________
                                         Notary Public

[Notarial Seal]

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )

     On the 30th day of September 1998, before me, a notary public in and for said State, personally appeared Randall S. Reider, known to me to be an Assistant Vice President of Norwest Bank Minnesota, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                         _______________
                                         Notary Public

[Notarial Seal]

                                   APPENDIX A

                                   DEFINITIONS

          "Accrued Certificate Interest": With respect to any Class of Notes and each Payment Date, interest accrued during the related Interest Accrual Period at the Note Interest Rate for such Note for such Payment Date on the Note Balance of such Note immediately prior to such Payment Date. All payments of interest on the Notes will be calculated on the basis of a 360-day year and the actual number of days in the applicable Interest Accrual Period.

          "Adjustable Rate Mortgage Loan": Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is subject to adjustment.

          "Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, the first day of the month in which the Mortgage Rate of a Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Mortgage Loan is set forth in the Mortgage Loan Schedule.

          "Administration Agreement": The administration agreement, dated as of the date hereof, among the Issuer and the Administrators, pursuant to which the Administrators shall perform various obligations of the Issuer hereunder.

          "Administrators": Each person acting as an "Administrator" from time to time under the Administration Agreement, which initially shall be Norwest Bank Minnesota, National Association and Wilshire Servicing Corporation.

          "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Allocated Realized Loss Amount": With respect to any Payment Date and any Class of Subordinate Notes, the sum of (i) any Realized Losses allocated to such Class of Notes on any Payment Date and (ii) the amount of any Allocated Realized Loss Amount for such Class of Notes remaining unpaid from previous Payment Dates plus accrued interest on such amount calculated at the related Note Accrual Rate for each Interest Accrual Period such amount remained outstanding.

          "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

          "Authorized Newspaper": A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

          "Authorized Officer": With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identi fied on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          "Available Interest Rate": With respect to any Payment Date, a rate per annum equal to the fraction, expressed as a percentage, the numerator of which is (i) the Current Interest Amount for such Payment Date, and the denominator of which is (ii) an amount equal to (A) the aggregate Note Balance of the Notes immediately prior to such Payment Date multiplied by (B) the actual number of days elapsed in the related Interest Accrual Period and divided by 360.

          "Available Payment Amount": With respect to any Payment Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the Collection Accounts and Payment Account as of the close of business on the related Determination Date, (b) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Payment Account for such Payment Date pursuant to Section 3.23 of each Servicing Agreement, (c) the aggregate of any amounts deposited in the Payment Account by the Servicers in respect of Prepayment Interest Shortfalls for such Payment Date pursuant to Section 3.24 of the Servicing Agreements, (d) the aggregate of any P&I Advances made by the Servicers for such Payment Date pursuant to Section
4.01 of the Servicing Agreements and (e) the aggregate of any advances made by the Master Servicer or the Indenture Trustee for such Payment Date pursuant to
Section 6.02 of the Servicing Agreements, reduced (to not less than zero) by (2) the sum of (x) the portion of the amount described in clause (1)(a) above that represents (i) Monthly Payments on the Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Mortgage Loans during a period subsequent to the related Prepayment Period), (iii) Liquidation Proceeds and Insurance Proceeds received in respect of the Mortgage Loans after the related Prepayment Period, (iv) amounts reimbursable or payable to the Master Servicer, the Servicers, the Indenture Trustee, the Seller or any Sub-Servicer pursuant to
Section 3.11 of the Servicing Agreements, Section 3.12 of the Servicing Agreements or pursuant to Section 6.07 of the Indenture, (v) Stayed Funds, (vi) the Indenture Trustee Fee, the Expense Fee and the Master Servicing Fee payable from the Payment Account pursuant to the Indenture, (vii) amounts deposited in the Collection Accounts or the Payment Account in error and (viii) the amount of any Prepayment Charges collected by the Servicers in connection with the voluntary Principal Prepayment in full of any of the Mortgage Loans, and (y) amounts reimbursable to the Master Servicer or the Indenture Trustee for an advance made pursuant to Section 6.02(b) of the Servicing Agreements, which advance the Master Servicer or the Indenture Trustee, as applicable, has determined to be nonrecoverable from the Stayed Funds in respect of which it was made.

          "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

          "Bankruptcy Loss": With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation or Debt Service Reduction.

          "Basic Documents": The Owner Trust Agreement, the Certificate of Trust, the Indenture, the Mortgage Loan Purchase Agreement, the Ownership Transfer Agreement, the Servicing Agreements and the other documents and certificates delivered in connection with any of the above.

          "Book-Entry Custodian": The Custodian appointed pursuant to Section 4.06.

          "Book-Entry Notes": Any Note registered in the name of the Depository or its nominee. Initially, all of the Notes will be Book-Entry Notes.

          "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of Maryland or the State of New York, or in the city in which the Corporate Trust Office of the Indenture Trustee is located, are authorized or obligated by law or executive order to be closed.

          "Business Trust Statute": Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.ss.3801 ET SEQ., as the same may be amended from time to time.

          "Certificate Distribution Account": The account or accounts created and maintained pursuant to Section 3.10(c) of the Owner Trust Agreement. The Certificate Distribution Account shall be an Eligible Account.

          "Certificate Paying Agent": The meaning specified in Section 3.10 of the Owner Trust Agreement.

          "Certificate Percentage Interest": With respect to each Equity Certificate, the Certificate Percentage Interest on the face thereof.


          "Certificate Register": The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Equity Certificates and of transfers and exchanges of Equity Certificates.

          "Certificate Registrar": Initially, the Indenture Trustee, in its capacity as Certificate Registrar, or any successor to the Indenture Trustee in such capacity.

          "Certificate of Trust": The Certificate of Trust filed for the Issuer pursuant to Section 3810(a) of the Business Trust Statute.

          "Certificateholder": The Person in whose name an Equity Certificate is registered in the Certificate Register. Pledgees of Equity Certificates that have been pledged in good faith may be regarded as Certificateholders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Equity Certificates and that the pledgee is not the Issuer, any other obligor upon the Equity Certificates or any Affiliate of the foregoing Persons.

          "Class": Collectively, all of the Notes bearing the same class designation.

          "Class A Note": Any one of the Class A Notes authorized by this Indenture, substantially in the form annexed hereto as Exhibit A-1.

          "Class A Principal Payment Amount": With respect to any Payment Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the Note Balance of the Class A Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 62.70% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $2,856,405.

          "Class M-1 Note": Any one of the Class M-1 Notes authorized by this Indenture, substantially in the form annexed hereto as Exhibit A-2.

          "Class M-1 Principal Payment Amount": With respect to any Payment Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Note Balance of the Class A Notes (after taking into account the payment of the Class A Principal Payment Amount on such Payment
Date) and (ii) the Note Balance of the Class M-1 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 76.50% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $2,856,405.

          "Class M-2 Note": Any one of the Class M-2 Notes authorized by this Indenture, substantially in the form annexed hereto as Exhibit A-3.

          "Class M-2 Principal Payment Amount": With respect to any Payment Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Note Balance of the Class A Notes (after taking into account the payment of the Class A Principal Payment Amount on such Payment
Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date) and
(iii) the Note Balance of the Class M-2 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 85.00% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $2,856,405.

          "Class M-3 Note": Any one of the Class M-3 Notes authorized by this Indenture, substantially in the form annexed hereto Exhibit A-4.

          "Class M-3 Principal Payment Amount": With respect to any Payment Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Note Balance of the Class A Notes (after taking into account the payment of the Class A Principal Payment Amount on such Payment
Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date),
(iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date) and (iv) the Note Balance of the Class M-3 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 96.50% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $2,856,405.

          "Closing Date": September 30, 1998.

          "Code": The Internal Revenue Code of 1986.

          "Collateral": The meaning specified in the Granting Clause of the Indenture.

          "Collection Account": The account or accounts created and maintained by each Servicer pursuant to Section 3.10(a) of the related Servicing Agreement. The Collection Account must be an Eligible Account.

          "Corporate Trust Office": With respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Issuer, the Owner Trustee, the Master Servicer and the Servicers. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at, which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19801, Attention: Wilshire REIT Trust Series 1998-1, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Certificateholders, the Issuer, the Indenture Trustee, the Master Servicer and the Servicers.

          "Credit Enhancement Percentage": For any Payment Date, the percentage equivalent of a fraction, the numerator of which is the sum of the aggregate Note Balances of the Subordinate Certificates and the Overcollateralized Amount, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans, calculated after taking into account payments of principal on the Mortgage Loans and payment of the Principal Payment Amount to the Notes then entitled to payments of principal on such Payment Date.

          "Current Interest Payment Amount": With respect to any Payment Date, an amount equal to interest collections or advances on the Mortgage Loans during the related Due Period (net of the Master Servicing Fee, the Expense Fee, the Servicing Fees and the Indenture Trustee Fee).

          "Custodial Agreement": An agreement that may be entered into among the Issuer, the Master Servicer, the Servicers, the Indenture Trustee and the Custodian in the form of Exhibit C annexed hereto or a similar agreement assigned to the Indenture Trustee with respect to the Mortgage Loans.

          "Custodian": A custodian, which shall not be the Issuer, the Master Servicer, the Servicers, the Depositor, the Seller, the Transferor, the Owner Trustee or any Affiliate of any of them, appointed pursuant to a Custodial Agreement.

          "Cut-off Date": With respect to each Original Mortgage Loan, September 1, 1998. With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution. References herein to the "Cut-off Date," when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

          "DCR": Duff & Phelps Credit Rating Co. or its successor in interest.

          "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

          "Default": Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

          "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

          "Definitive Notes": As defined in Section 4.06.

          "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

          "Delinquency Percentage": With respect to any Payment Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of all Mortgage Loans that, as of the last day of the previous calendar month, are 60 or more days delinquent, are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the previous calendar month.

          "Depositor": Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation, or its successor in interest.

          "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Notes that are to be Book-Entry Notes, is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

          "Depository Institution": Any depository institution or trust company, including the Indenture Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated D-1+ by DCR (if rated by DCR) and A-1 by S&P (or comparable ratings if DCR and S&P are not the Rating Agencies).

          "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          "Determination Date": With respect to each Payment Date, the 15th day of the calendar month in which such Payment Date occurs or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

          "Due Date": With respect to each Payment Date, the first day of the calendar month in which such Payment Date occurs, which is the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

          "Due Period": With respect to any Payment Date, the period commencing on the second day of the calendar month preceding the calendar month in which such Payment Date occurs and ending on the related Due Date.

          "Eligible Account": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which are rated "AAA" or "D-1+", as applicable, by DCR (if rated by DCR) and A-1 by S&P (or comparable ratings if DCR and S&P are not the Rating Agencies) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

          "Equity Certificates": The certificates evidencing the beneficial ownership interest in the Issuer and executed by the Owner Trustee in substantially the form set forth in Exhibit A to the Owner Trust Agreement.

          "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

          "Estate in Real Property": A fee simple estate in a parcel of land.

          "Event of Default": With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) a default by the Issuer in the payment of (a) the Interest Payment Amount, the Principal Payment Amount or any Overcollateralization Increase Amount with respect to a Payment Date on such Payment Date, but only to the extent funds are available to make such payment as provided in the Indenture which remains unremedied for a period of five days; or

          (ii) the failure by the Issuer on the Final Maturity Date to reduce the Note Balance of any Notes outstanding to zero; or

          (iii) there occurs a default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Voting Rights, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

          (iv) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (v) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the

     Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

          "Excess Overcollateralized Amount": With respect to the Class A Notes and the Subordinate Notes and any Payment Date, the excess, if any, of (i) the Overcollateralized Amount for such Payment Date over (ii) the Required Overcollateralized Amount for such Payment Date.

          "Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Expense Fee": With respect to each Mortgage Loan on Schedule 2 attached hereto and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the applicable Expense Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month. Notwithstanding the forgoing, the Expense Fee shall not be payable after the Expense Fee Termination Date.

          "Expense Fee Rate": 0.21% per annum.

          "Expense Fee Termination Date": The Expense Fee shall be paid to Financial Security Assurance Inc. until and including the Payment Date following the Due Period in which the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties listed on Schedule 2 attached hereto remaining in the Trust Estate is less than $19,989,567.32.

          "Expenses": The meaning specified in Section 7.02 of the Owner Trust Agreement.

          "Fannie Mae": Fannie Mae, formerly known as the Federal National Mortgage Association ("FNMA") or any successor thereto.

          "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

          "Final Maturity Date": The Payment Date occurring in October 2028.

          "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller or the related Servicer pursuant to or as contemplated by Section
2.01 or Section 3.16(c) of the related Servicing Agreement), a determination made by the related Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which such Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The related Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

          "Freddie Mac": Freddie Mac, formerly known as the Federal Home Loan Mortgage Corporation ("FHLMC") or any successor thereto.

          "Grant": Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "Gross Margin": With respect to each Adjustable Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

          "Indenture": The indenture, dated as of September 1, 1998 between the Issuer, as debtor, and the Indenture Trustee, as Indenture Trustee.

          "Indenture Trustee": Norwest Bank Minnesota, National Association, a national banking association, in its capacity as Indenture Trustee, or its successor in interest, or any successor indenture trustee appointed as provided in this Indenture.

          "Indenture Trustee Fee": The amount payable to the Indenture Trustee on each Payment Date pursuant to the Indenture as compensation for all services rendered by it, which amount shall equal one twelfth of the product of (i) the Indenture Trustee Fee Rate, multiplied by (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans and any REO Properties as of the second preceding Due Date (or, in the case of the initial Payment Date, as of the Cut-off Date).

          "Indenture Trustee Fee Rate": 0.0035% per annum.

          "Independent": When used with respect to any specified Person, the Person (i) is in fact independent of the Issuer, any other obligor on the Notes, the Seller, the Transferor, the Servicers, the Issuer, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, the Transferor, the Master Servicer, the Servicers, the Issuer, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller, the Transferor, the Master Servicer, the Servicers, the Issuer, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          "Independent Certificate": A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an Independent appraiser or other expert appointed by the Issuer and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

          "Index": With respect to each Mortgage Loan and each related Adjustment Date, the average of the interbank offered rates for six-month United States dollar deposits in the London market as published in THE WALL STREET JOURNAL and as most recently available as of a date as specified in the related Mortgage Note.

          "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the related Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

          "Interest Accrual Period": With respect to any Payment Date, the period commencing on the Payment Date of the month immediately preceding the month in which such Payment Date occurs (or, in the case of the first Payment Date, commencing on the Closing Date) and ending on the day preceding such Payment Date.

          "Interest Carry Forward Amount": With respect to any Payment Date and any Class of Notes, the sum of (i) the amount, if any, by which (a) the Interest Payment Amount that would be payable at the applicable Note Accrual Rate for such Class of Notes as of the immediately preceding Payment Date exceeded (b) the actual amount paid on such Class of Notes in respect of interest on such immediately preceding Payment Date at the Available Interest Rate and (ii) the amount of any Interest Carry Forward Amount for such Class of Notes remaining unpaid from previous Payment Dates plus accrued interest on such amount calculated at the related Note Accrual Rate for each Interest Accrual Period such amount remained outstanding.

          "Interest Determination Date": With respect to the Notes and any Interest Accrual Period therefor, the second London Business Day preceding the commencement of such Interest Accrual Period.

          "Interest Payment Amount": With respect to any Payment Date and any Class of Notes, the aggregate Accrued Certificate Interest on the Notes of such Class for such Payment Date.

          "Investment Company Act": The Investment Company Act of 1940, as amended, and any amendments thereto.

          "Issuer": Wilshire REIT Trust Series 1998-1, a Delaware Business Trust, or its successor in interest.

          "Issuer Request": A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

          "Lien": Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agree ment, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

          "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Estate by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.01 or Section 3.16(c) of the related Servicing Agreement. With respect to any REO Property, a Final Recovery Determination is made as to such REO Property.

          "Liquidation Proceeds": The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the related Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.01, Section 3.16(c) or Section 3.23 of the related Servicing Agreement.

          "Loan-to-Value Ratio": As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

          "London Business Day": Any day on which banks in the City of London are open and conducting transactions in United States dollars.

          "Majority Certificateholder": Any single Certificateholder or group of Certificateholders representing a greater than 50% Percentage Interest in the Equity Certificates.

          "Master Servicer": Wilshire Servicing Corporation or its successor in interest, in its capacity as Master Servicer under the Servicing Agreements.

          "Master Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the applicable Master

Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month.

          "Master Servicing Fee Rate": 0.05% per annum.

          "Maximum Mortgage Rate": With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

          "Maximum Note Interest Rate": With respect to the Notes and any Payment Date, a fixed rate equal to 13.75% per annum.

          "Minimum Mortgage Rate": With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

          "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the related Servicer pursuant to Section 3.07 of the related Servicing Agreement; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

          "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

          "Mortgage File": The file containing the Related Documents pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to the Mortgage Loan Purchase Agreement or the related Servicing Agreement.

          "Mortgage Loan": Each mortgage loan identified in the Mortgage Loan Schedule.

          "Mortgage Loan Purchase Agreement": The agreement, dated as of September 1, 1998, among the Seller, the Transferor and the Issuer.

          "Mortgage Loan Remittance Rate": With respect to any Mortgage Loan or REO Property, as of any date of determination, the then applicable Net Mortgage Rate in respect thereof plus the Indenture Trustee Fee Rate, the Master Servicing Fee Rate and the Expense Fee Rate.

          "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans attached hereto as Schedule 1. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

          (i)    the Mortgage Loan identifying number;

          (ii)   the Mortgagor's name;

          (iii) the street address of the Mortgaged Property including the state and zip code;

          (iv) a code indicating whether the Mortgaged Property is owner-occupied;

          (v) the type of Residential Dwelling constituting the Mortgaged Property;

          (vi)   the original months to maturity;

          (vii)  the Loan-to-Value Ratio at origination;

          (viii) the Mortgage Rate in effect immediately following the Cut-off Date;

          (ix) the date on which the first Monthly Payment was due on the Mortgage Loan;

          (x)    the stated maturity date;

          (xi) the amount of the Monthly Payment due on the first Due Date after the Cutoff Date;

          (xii) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

          (xiii) the original principal amount of the Mortgage Loan;

          (xiv) the Scheduled Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

          (xv) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

          (xvi) a code indicating the purpose of the Mortgage Loan (I.E., purchase financing, rate/term refinancing, cash-out refinancing);

          (xvii) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate;

          (xviii)with respect to each Adjustable Rate Mortgage Loan, the
                 Minimum Mortgage Rate;

          (xix)  the Mortgage Rate at origination;

           (xx) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap and the maximum first Adjustment Date Mortgage Rate adjustment;

          (xxi)  a code indicating the documentation program;

          (xxii) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date;

          (xxiii)the risk grade;

          (xxiv) the Value of the Mortgaged Property; and

          (xxv)  the sale price of the Mortgaged Property, if applicable.

          The Mortgage Loan Schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Issuer in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan, Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

          "Mortgage Note": The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

          "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, without regard to any reduction thereof as a result of a Debt Service Reduction or operation of the Relief Act.

          "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

          "Mortgagor": The obligor on a Mortgage Note.

          "Most Senior Class": The Class A Notes, or after the Class A Notes have been paid in full, the Class of Subordinate Notes then Outstanding with the lowest numerical designation.

          "Net Monthly Excess Cashflow": With respect to any Payment Date, the sum of (i) any Overcollateralization Reduction Amount for such Payment Date and
(ii) the excess of (x) the Available Payment Amount for such Payment Date over
(y) the sum for such Payment Date of (A) the aggregate of the Interest Payment Amounts payable to the Notes and (B) the sum of the amounts described in clauses
(b)(i) through (iii) of the definition of Principal Payment Amount.

          "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property) as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the sum of the Servicing Fee Rates, the Indenture Trustee Fee Rate, the Master Servicing Fee Rate and the Expense Fee Rate.

          "Nonrecoverable P&I Advance": Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the related Servicer, will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

          "Note Accrual Rate": With respect to the Notes and any Payment Date, a rate per annum equal to the lesser of (i) the related One-Month LIBOR Note Interest Rate for such Payment Date and (ii) the Maximum Note Interest Rate.

          "Note Balance": With respect to any Note, as of any date of determination, the Note Balance of such Note on the Payment Date immediately prior to such date of determination, minus all payments allocable to principal made thereon and Realized Losses allocated thereto on such immediately prior Payment Date (or, in the case of any date of determination up to and including the initial Payment Date, the initial Note Balance of such Note, as stated on the face thereof).

          "Note Interest Rate": With respect to the Notes and any Payment Date, a rate per annum equal to the least of (i) the related One-Month LIBOR Note Interest Rate for such Payment Date, (ii) the Available Interest Rate for such Payment Date and (iii) the Maximum Note Interest Rate.

          "Note Owner": With respect to a Book-Entry Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

          "Note Register": The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

          "Note Registrar": The Indenture Trustee, in its capacity as Note Registrar or its successor in interest, or any successor Note Registrar appointed as provided in this Indenture.

          "Noteholder" or "Holder": The Person in whose name a Note is registered in the Note Register, except that solely for the purposes of giving any consent pursuant to the Indenture, the Owner Trust Agreement or the Servicing Agreements, any Note registered in the name of the Seller, the Transferor, the Depositor, the Issuer, the Master Servicer or the Servicers or any Affiliate thereof shall be deemed not to be Outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained. The Indenture Trustee may conclusively rely upon a certificate of the Seller, the Transferor, the Depositor, the Issuer, the Master Servicer or the Servicers in determining whether a Note is held by an Affiliate thereof. All references herein to "Holders" or "Noteholders" shall reflect the rights of Note Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Indenture Trustee shall be required to recognize as a "Holder" or "Noteholder" only the Person in whose name a Note is registered in the Note Register.

          "Notes": Asset-Backed Floating Rate Notes, Series 1998-11, designated as the "Notes" in the Indenture.

          "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Seller; with respect to each Servicer or the Master Servicer, any officer who is authorized to act for such Servicer in matters relating to the related Servicing Agreement, and whose action is binding upon such Servicer or the Master Servicer, as applicable, initially including those individuals whose names appear on the list of authorized officers delivered at the closing.

          "One-Month LIBOR": With respect to the Notes and any Interest Accrual Period therefor, the rate determined by the Indenture Trustee on the related Interest Determination Date on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date. In such event, the Indenture Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If on such Interest Determination Date, two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If on such Interest Determination Date, fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (i) One-Month LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate. Notwithstanding the foregoing, if, under the priorities described above, One-Month LIBOR for an Interest Determination Date would be based on One-Month LIBOR for the previous Interest Determination Date for the third consecutive Interest Determination Date, the Indenture Trustee shall select an alternative comparable index (over which the Indenture Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

          "One-Month LIBOR Note Interest Rate": With respect to the Class A Notes, a per annum rate equal to One-Month LIBOR plus 0.32%, in the case of each Payment Date through and including the Payment Date on which the aggregate Note Balance is reduced to less than 20% of the aggregate initial Note Balance, or One-Month LIBOR plus 0.64%, in the case of any Payment Date thereafter.

          With respect to the Class M-1 Notes, a per annum rate equal to One-Month LIBOR plus 0.60%, in the case of each Payment Date through and including the Payment Date on which the aggregate Note Balance is reduced to less than 20% of the aggregate initial Note Balance, or One-Month LIBOR plus 0.90%, in the case of any Payment Date thereafter.

          With respect to the Class M-2 Notes, a per annum rate equal to One-Month LIBOR plus 0.80%, in the case of each Payment Date through and including the Payment Date on which the aggregate Note Balance is reduced to less than 20% of the aggregate initial Note Balance, or One-Month LIBOR plus 1.20%, in the case of any Payment Date thereafter.

          With respect to the Class M-3 Notes, a per annum rate equal to One-Month LIBOR plus 1.85%, in the case of each Payment Date through and including the Payment Date on which the aggregate Note Balance is reduced to less than 20% of the aggregate initial Note Balance, or One-Month LIBOR plus 2.775%, in the case of any Payment Date thereafter.

          "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Issuer, the Master Servicer or any Servicer acceptable to the Indenture Trustee.

          "Original Mortgage Loan": Any of the Mortgage Loans included in the Trust Estate as of the Closing Date.

          "Outstanding": With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:

          (i) Notes theretofore canceled by the Note Registrar or delivered to the Indenture Trustee for cancellation;

          (ii) Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made; and

          (iii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Note are held by a holder in due course.

          "Overcollateralized Amount": With respect to any Payment Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans immediately following such Payment Date over (b) the sum of the aggregate Note Balances of the Notes as of such Payment Date (after taking into account the payment of the amounts described in clauses (b)(i) through (iv) of the definition of Principal Payment Amount on such Payment Date).

          "Overcollateralization Deficiency Amount": With respect to any Payment Date, the excess, if any, of (a) the Required Overcollateralized Amount applicable to such Payment Date over (b) the Overcollateralized Amount applicable to such Payment Date prior to taking into account the payment of any Overcollateralization Increase Amount on such Payment Date.

          "Overcollateralization Increase Amount": With respect to any Payment Date, the lesser of (a) the Overcollateralization Deficiency Amount as of such Payment Date (after taking into account the payment of the Principal Payment Amount on such Payment Date, exclusive of the payment of any Overcollateralization Increase Amount) and (b) the amount of Net Monthly Excess Cashflow on such Payment Date as reduced by Realized Losses allocated thereto with respect to such Payment Date pursuant to Section 3.06.

          "Overcollateralization Reduction Amount": With respect to any Payment Date, an amount equal to the lesser of (a) the Excess Overcollateralized Amount and (b) the sum of the amounts available for distribution specified in clauses
(b)(i) through (iii) of the definition of Principal Payment Amount.

          "Owner Trust Agreement": The trust agreement, dated as of September 1, 1998, as amended and restated by the amended and restated trust agreement, dated as of September 1, 1998, between the Owner Trustee and the Depositor.

          "Owner Trustee": Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee of the Issuer, and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the Owner Trust Agreement.

          "Owner Trustee Fee": A one-time fee of $15,000.

          "Ownership Interest": As to any Note, any ownership or security interest in such Note, including any interest in such Note as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or pledgee.

          "Ownership Transfer Agreement": The Ownership Transfer Agreement, dated as of September 1, 1998 between the Transferor and the Depositor.

          "Paying Agent": Any paying agent or co-paying agent appointed pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

          "Payment Account": The trust account or accounts created and maintained by the Indenture Trustee pursuant to Section 3.01 of the Indenture which shall be entitled "Norwest Bank Minnesota, National Association, as Indenture Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc. Asset-Backed Floating Rate Notes, Series 1998-11". The Payment Account must be an Eligible Account.

          "Payment Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in October 1998.

          "Percentage Interest": With respect to any Class of Notes, the portion of the respective Class evidenced by such Note, expressed as a percentage, the numerator of which is the initial Note Balance represented by such Note, and the denominator of which is the initial aggregate Note Balance of all of the Notes of such Class. The Notes are issuable only in Percentage Interests corresponding to minimum initial Note Balances of $10,000 and integral multiples of $1.00 in excess thereof; provided, however, that a single Note of each Class may be issued having a Percentage Interest corresponding to the remainder of the aggregate initial Note Balance of such Note or to an otherwise authorized denomination for such Class plus such remainder.

          "Periodic Rate Cap": With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

          "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Issuer, the Servicers, the Master Servicer, the Indenture Trustee or any of their respective Affiliates:

               (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

               (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars and issued by, any Depository Institution;

               (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

               (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

               (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

               (vi) units of money market funds, including money market funds advised by the Indenture Trustee or an Affiliate thereof, that have been rated "AAA" by DCR (if rated by DCR) and "AAA" by S&P; and

               (viii) if previously confirmed in writing to the Indenture Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Notes;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

     Permitted Investments may be purchased by or through Affiliates of the Indenture Trustee.

          "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "P&I Advance": As to any Mortgage Loan or REO Property, any advance made by the related Servicer in respect of any Payment Date pursuant to Section
4.01 of the related Servicing Agreement.

          "Prepayment Charge": With respect to any Prepayment Period, any prepayment premium, penalty or charge collected by the related Servicer from a Mortgagor in connection with any voluntary Principal Prepayment in full pursuant to the terms of the related Mortgage Note as from time to time held as a part of the Trust Estate, the Prepayment Charges so held being identified in the related prepayment charge schedule attached to the related Servicing Agreement.

          "Prepayment Interest Shortfall": With respect to any Payment Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full or in part that was applied by the related Servicer to reduce the outstanding principal balance of such loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to interest at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Prepayment Period. The obligations of the related Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.24 of the related Servicing Agreement.

          "Prepayment Period": With respect to any Payment Date, the calendar month preceding the calendar month in which such Payment Date occurs.

          "Principal Payment Amount": With respect to any Payment Date, other than the Final Maturity Date and the Payment Date immediately following the acceleration of the Notes due to an Event of Default, the lesser of:

          (a) the excess of the Available Payment Amount over the amount payable on the Notes pursuant to Section 3.05(a)(1); and

          (b)  the sum of:

               (i) the principal portion of each Monthly Payment on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date;

               (ii) the Stated Principal Balance of any Mortgage Loan that was purchased during the related Prepayment Period pursuant to or as contemplated by Section 2.01 or Section 3.16(c) of any of the Servicing Agreements and the amount of any shortfall deposited in any of the Collection Accounts in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.01 of any of the Servicing Agreements during the related Prepayment Period;

               (iii) the principal portion of all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and REO Principal Amortization) received during the related Prepayment Period, net of any portion thereof that represents a recovery of principal for which an advance was made by any of the Servicers pursuant to Section 4.01 of any of the Servicing Agreements in respect of a preceding Payment Date;

               (iv) the principal portion of any Realized Losses incurred or deemed to have been incurred on the Mortgage Loans in the calendar month preceding such Payment Date; and

               (v) the amount of any Overcollateralization Increase Amount for such Payment Date;

               minus:

               (vi) the amount of any Overcollateralization Reduction Amount for such Payment Date.

          On the Final Maturity Date or on the Payment Date immediately following the acceleration of the Notes due to any Event of Default, the "Principal Payment Amount" payable on each class of Notes will be an amount equal to the Note Balance thereof immediately prior to such Final Maturity Date or such Payment Date.

          "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest (without regard to any prepayment charge that may have been collected by the related Servicer in connection with such payment of principal) representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

          "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

          "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased (i) pursuant to or as contemplated by Section 2.01 or Section 3.16(c) of the related Servicing Agreement, and as confirmed by an Officers' Certificate from the related Servicer to the Indenture Trustee or (ii) in connection with a partial redemption as described in Section 8.07(b) of the Indenture, an amount equal to the sum of: (i) 100% of the Stated Principal Balance thereof as of the date of purchase, (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Mortgage Loan Remittance Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the related Servicer, which payment or advance had as of the date of purchase been distributed pursuant to the Indenture, through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Mortgage Loan Remittance Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the related Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, minus the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and P&I Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest; (iii) any unreimbursed Servicing Advances and P&I Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property; (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Sections 3.11(ix) and Section 3.16(b) of the related Servicing Agreement; and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.01 of the related Servicing Agreement, expenses reasonably incurred or to be incurred by the related Servicer or the Indenture Trustee in respect of the breach or defect giving rise to the purchase obligation.

          "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of the related Servicing Agreement and the Mortgage Loan Purchase Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Scheduled Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) with respect to each Adjustable Rate Mortgage Loan, have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (iv) with respect to each Adjustable Rate Mortgage Loan, have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (v) with respect to each Adjustable Rate Mortgage Loan, have a Gross Margin equal to the Gross Margin of the Deleted Mortgage Loan, (vi) with respect to each Adjustable Rate Mortgage Loan, have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (viii) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (ix) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date,
(x) have a risk grading determined by the related Servicer at least equal to the risk grading assigned on the Deleted Mortgage Loan and (xi) conform to each representation and warranty set forth in Exhibit 2 to the Mortgage Loan Purchase Agreement applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the risk gradings described in clause (x) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xi) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

          "Rating Agency" or "Rating Agencies": DCR and S&P or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Issuer, notice of which designation shall be given to the Indenture Trustee, the Master Servicer and the Servicers.

          "Realized Loss": With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus
(ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Payment Date during such calendar month, plus (iii) any amounts previously withdrawn from the related Collection Account in respect of such

Mortgage Loan pursuant to Section 3.11(ix) and Section 3.16(b) of the related Servicing Agreement, minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the related Servicer with respect to such Mortgage Loan pursuant to Section 3.11(iii) of the related Servicing Agreement.

          With respect to any REO Property as to which a Final Recovery Determination has been made an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of the Trust Estate, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Payment Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from the related Collection Account in respect of the related Mortgage Loan pursuant to Section 3.11(ix) and Section 3.16(b) of the related Servicing Agreement, minus (v) the aggregate of all P&I Advances made by the related Servicer in respect of such REO Property or the related Mortgage Loan for which such Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.23 of the related Servicing Agreement out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Payment Account pursuant to Section 3.23 of the related Servicing Agreement.

          With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

          With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

          "Record Date": With respect to each Payment Date and any Note (other than Definitive Notes), the Business Day immediately preceding such Payment Date. With respect to each Payment Date and any Definitive Notes or the Equity Certificates, the last Business Day of the month immediately preceding the month in which such Payment Date occurs.

          "Reference Banks": Bankers Trust Company, Barclay's Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Indenture Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Depositor, the Issuer or any Affiliate thereof and (iii) which have been designated as such by the Indenture Trustee.

          "Refinanced Mortgage Loan": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

          "Related Documents": With respect to each Mortgage Loan, the documents specified in Section 2.4(b) of the Mortgage Loan Purchase Agreement and Section
2.03 of the Indenture and any documents required to be added to such documents pursuant to the Mortgage Loan Purchase Agreement, the Owner Trust Agreement, the Indenture or the applicable Servicing Agreement.

          "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          "Remittance Report": A report in form and substance that would be acceptable to Fannie Mae on a magnetic disk or tape prepared by the related Servicer pursuant to Section 4.01 of the related Servicing Agreement with such additions, deletions and modifications as agreed to by the Indenture Trustee and the related Servicer.

          "REO Account": The account or accounts maintained by the related Servicer in respect of an REO Property pursuant to Section 3.23 of the related Servicing Agreement.

          "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust Estate.

          "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Estate, one month's interest at the applicable Mortgage Loan Remittance Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the close of business on the Payment Date in such calendar month.

          "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) of the related Servicing Agreement in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the related Servicer pursuant to
Section 3.23(d) of the related Servicing Agreement for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and P&I Advances in respect of such REO

Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

          "REO Property": A Mortgaged Property acquired by the related Servicer on behalf of the Trust Estate through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23 of the related Servicing Agreement.

          "Residential Dwelling": Any one of the following: (i) an attached or detached one-family dwelling, (ii) a detached two- to four-family dwelling,
(iii) a one-family dwelling unit in a Fannie Mae eligible condominium project, or (iv) a detached one-family dwelling in a planned unit development, none of which is a co-operative, mobile or manufactured home (as defined in 42 United States Code, Section 5402(6)).

          "Responsible Officer": When used with respect to the Indenture Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Required Overcollateralized Amount": With respect to any Payment Date
(i) prior to the Stepdown Date, $6,664,964.19, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 3.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (y) $2,856,405, and (iii) on or after the Stepdown Date and a Trigger Event is in effect, the Required Overcollateralized Amount for the immediately preceding Payment Date.

          "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Indenture Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Indenture Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Indenture Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Indenture Trustee are quoting on such Interest Determination Date to leading European banks.

          "Sale": The meaning assigned in Section 5.15 of the Indenture.

          "Scheduled Principal Balance": With respect to any Mortgage Loan: (a) as of the Cut-off Date, the outstanding principal balance of such Mortgage Loan as of such date, net of the principal portion of all unpaid Monthly Payments, if any, due on or before such date; (b) as of any

Due Date subsequent to the Cut-off Date up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such Mortgage Loan, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, minus the sum of (i) the principal portion of each Monthly Payment due on or before such Due Date but subsequent to the Cut-off Date, whether or not received, (ii) all Principal Prepayments received before such Due Date but after the Cut-off Date, (iii) the principal portion of all Liquidation Proceeds and Insurance Proceeds received before such Due Date but after the Cut-off Date, net of any portion thereof that represents principal due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) on a Due Date occurring on or before the date on which such proceeds were received and
(iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation occurring before such Due Date, but only to the extent such Realized Loss represents a reduction in the portion of principal of such Mortgage Loan not yet due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) as of the date of such Deficient Valuation; and (c) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such Mortgage Loan, zero. With respect to any REO Property: (a) as of any Due Date subsequent to the date of its acquisition on behalf of the Trust Estate up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such REO Property, an amount (not less than zero) equal to the Scheduled Principal Balance of the related Mortgage Loan as of the Due Date in the calendar month in which such REO Property was acquired, minus the aggregate amount of REO Principal Amortization, if any, in respect of such REO Property for all previously ended calendar months; and (b) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such REO Property, zero.

          "Securities Act": The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Seller": Wilshire Real Estate Investment Trust Inc. or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

          "Servicers": Ameriquest Mortgage Company ("Ameriquest") or any successor servicer appointed as provided in the related Servicing Agreement, in its capacity as Servicer under such Servicing Agreement with respect to the Mortgage Loans identified on Part A of Schedule 1 hereto, Long Beach Mortgage Company ("Long Beach") or any successor servicer appointed as provided in the related Servicing Agreement, in its capacity as Servicer under such Servicing Agreement with respect to the Mortgage Loans identified on Part B of Schedule 1 hereto and National Mortgage Corporation ("National Mortgage") or any successor servicer appointed as provided in the related Servicing Agreement, in its capacity as Servicer under such Servicing Agreement with respect to the Mortgage Loans identified on Part C and Part D of Schedule 1 hereto; provided however that with respect to the Mortgage Loans identified on Part D of Schedule 1, the servicing will be transferred to the Master Servicer on October 29, 1998. References to "related Servicer," "applicable Servicer" and similar terms shall mean the Servicer only with respect to the Mortgage Loans serviced by it.

          "Servicing Advances": The reasonable "out-of-pocket" costs and expenses incurred by the related Servicer in connection with a default, delinquency or other unanticipated event by such Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property, and (iv) the performance of its obligations under Section 3.01, Section 3.09, Section 3.14,
Section 3.16 and Section 3.23 of the related Servicing Agreement. The related Servicer shall not be required to make any Servicing Advance in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of such Servicer, would not be ultimately recoverable from related Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

          "Servicing Agreement": Any of the Servicing Agreements, dated as of September 1, 1998 among the related Servicer, the Indenture Trustee and the Issuer.

          "Servicing Fee": With respect to each Mortgage Loan and each Servicer and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the applicable Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month. A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

          "Servicing Fee Rate": For each Servicer, 0.50% per annum.

          "Servicing Officer": Any employee of the Master Servicer or the related Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by the Master Servicer or such Servicer, as applicable, to the Indenture Trustee and the Issuer on the Closing Date, as such list may from time to time be amended.

          "Single Note": With respect to any Class of Notes, a hypothetical Note of such Class evidencing a Percentage Interest for such Class corresponding to an initial Note Balance or $1,000. "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

          "Stated Principal Balance": With respect to any Mortgage Loan: (a) as of any date of determination up to but not including the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of
(i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the related Servicer and distributed pursuant to the Indenture on or before such date of determination,

(ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to the Indenture on or before such date of determination,
(iii) all Liquidation Proceeds and Insurance Proceeds applied by the related Servicer as recoveries of principal in accordance with the provisions of Section
3.16 of the related Servicing Agreement, to the extent distributed pursuant to the Indenture on or before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Prepayment Period for the most recent Payment Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust Estate, minus the sum of (i) if such REO Property was acquired before the Payment Date in any calendar month, the principal portion of the Monthly Payment due on the Due Date in the calendar month of acquisition, to the extent advanced by the Servicer and distributed pursuant to the Indenture on or before such date of determination, and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to the Indenture on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

          "Stayed Funds": If the related Servicer is the subject of a proceeding under the federal Bankruptcy Code and the making of a Remittance (as defined in Section 6.02(b) of the related Servicing Agreement) is prohibited by Section 362 of the federal Bankruptcy Code, funds which are in the custody of such Servicer, a trustee in bankruptcy or a federal bankruptcy court and should have been the subject of such Remittance absent such prohibition.

          "Stepdown Date": The later to occur of (i) the Payment Date occurring in October 2001 and (ii) the first Payment Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans but prior to any payment of the Principal Payment Amount to the Notes then entitled to payments of principal on such Payment Date) is equal to or greater than 37.30%.

          "Subordinate Note": Any Class M-1 Note, Class M-2 Note or Class M-3 Note.

          "Sub-Servicer": Any Person with which any Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02 of the related Servicing Agreement.

          "Sub-Servicing Agreement": The written contract between the related Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02 of the related Servicing Agreement.

          "Telerate Page 3750": The display designated as page "3750" on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

          "Transferor": Wilshire REIT 1998-1, Inc.

          "Treasury Regulations": Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

          "Trigger Event": A Trigger Event has occurred with respect to a Payment Date if the Delinquency Percentage exceeds the lesser of (i) 35.00% of the Credit Enhancement Percentage or (ii) 13.055%.

          "Trust Estate": The meaning specified in the Granting Clause of the Indenture.

          "Trust Indenture Act or TIA": The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

          "UCC": The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

          "Underwriter": Salomon Smith Barney Inc.

          "Underwriting Agreement": means the Underwriting Agreement between the Underwriter and the Depositor with respect to the offer and sale of the Notes, as the same may be amended from time to time.

          "Value": With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac.

          "Voting Rights": The portion of the voting rights of all of the Notes which is allocated to any Note. At all times during the term of this Agreement,
(i) 100% of all of the Voting Rights shall be allocated to the Most Senior Class of Notes, in proportion to their then outstanding Note Balances. All Voting Rights allocated to any Class of Notes shall be allocated among such Notes PRO RATA in accordance with the respective Percentage Interests evidenced thereby.

                                      A-1-1

                                   EXHIBIT A-1

                              FORM OF CLASS A NOTE

                        WILSHIRE REIT TRUST SERIES 1998-1
                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                ASSET-BACKED FLOATING RATE NOTES, SERIES 1998-11

          THIS NOTE REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THE NOTE. NEITHER THIS NOTE NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

          PAYMENTS IN REDUCTION OF THE NOTE BALANCE OF THIS NOTE MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN BELOW.


Series 1998-11, Class A                       Aggregate   Note  Balance  of  the
                                              Class  A  Notes  as of  the  Issue
Note Interest Rate: Variable                  Date: $_________________

Date of Indenture and Cut-off Date:           Initial  Note Balance of this Note
September 1, 1998                             as of the Issue Date: $_________

First Payment Date:                           Master Servicer: Wilshire
October 26, 1998                              Servicing Corporation

Issuer: Wilshire REIT Trust Series 1998-1     Indenture  Trustee:  Norwest  Bank
                                              Minnesota, National Association
Owner Trustee: Wilmington Trust Company
                                              Issue Date: September __, 1998
No. ___
                                              Final Maturity Date: ___________

                                              CUSIP: 971890 ___ ___

                                      A-1-2

          This certifies that _____________ is the registered owner (the "Holder") of a Percentage Interest (obtained by dividing the denomination of this Note by the aggregate Note Balance of the Class A Notes as of the Issue
Date) of this Class A Note issued by the Issuer referred to above pursuant to the Indenture, dated as of September 1, 1998 (the "Indenture"), between the Issuer referred to above and the Indenture Trustee referred to above, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Class A Note is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Class A Note by virtue of the acceptance hereof assents and by which such Holder is bound. This Class A Note is one of a duly authorized issue of Notes designated as Asset-Backed Floating Rate Notes of the Series specified on the face hereof (herein called the "Notes").

          Pursuant to the terms of the Indenture, payments will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Payment Date"), commencing on the First Payment Date specified above, to the Person in whose name this Note is registered on the Business Day immediately preceding such Payment Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Note and the amount required to be paid to the Holders of Class A Notes on such Payment Date pursuant to the Indenture.

          All payments to the Holder of this Note under the Indenture will be made or caused to be made by or on behalf of the Indenture Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Indenture Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Payment Date and is the registered owner of Class A Notes the aggregate initial Note Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Note Balance of the Class A Notes, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Note Register. Notwithstanding the above, the final payment on this Note will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Note at the office or agency appointed by the Indenture Trustee for that purpose as provided in the Indenture.

          The Note Interest Rate applicable to the calculation of interest payable with respect to this Note on any Payment Date shall equal a rate per annum equal to the lesser of (i) One-Month LIBOR plus _____%, in the case of each Payment Date through and including the Payment Date on which the aggregate Note Balance is reduced to less than 20% of the aggregate initial Note Balance, or One-Month LIBOR plus _____% per annum, in the case of any Payment Date thereafter, and (ii) the Maximum Note Interest Rate.

          The Notes are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Indenture. As provided in the Indenture and the other Basic Documents, withdrawals from the Collection

                                      A-1-3

Accounts and the Payment Account may be made from time to time for purposes other than payments to Noteholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices or agencies appointed by the Indenture Trustee as provided in the Indenture, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Notes are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          All principal and interest on the Notes, if not previously paid, will become finally due and payable on the Final Maturity Date.

          The Notes are subject to redemption in whole, but not in part, by the Majority Certificateholder on any Payment Date on which the aggregate Note Balance is reduced to less than 20% of the aggregate initial Note Balance as of the Cut-off Date.

          The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Master Servicer, the Servicers or any of

                                      A-1-4

their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Notes pursuant to the Indenture.

          If an Event of Default, as defined in the Indenture, shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of this Note, together with accrued and unpaid interest and described in the Indenture. The Indenture provides that notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

          The failure to pay any Interest Payment Amount, Principal Payment Amount or any Overcollateralization Increase Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

          The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of a majority of the Notes affected thereby. The Indenture also contains provisions permitting the Holders of the Most Senior Class of Notes representing specified percentages of the aggregate Note Balance of such Class of Notes on behalf of the Holders of all the Notes, to waive any past Event of Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

          The recitals contained herein shall be taken as statements of the Issuer and the Indenture Trustee assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid for any purpose.

                                      A-1-5


          IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: September __, 1998

                                      WILSHIRE REIT TRUST SERIES 1998-1

                                      By: WILMINGTON TRUST COMPANY, not in its
                                          individual capacity but solely in its
                                          capacity as Owner Trustee

                                          By:______________________________
                                                  Authorized Signatory




                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION
                -------------------------------------------------

      This is one of the Class A Notes referred to in the within-mentioned Indenture.

                                      NORWEST BANK MINNESOTA,
                                      NATIONAL ASSOCIATION
                                      as Indenture Trustee

                                      By:__________________________________
                                                  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common        UNIF GIFT MIN ACT -     CUSTODIAN
                                                             ------------------
                                                              (Cust)   (Minor)
   TEN ENT - as tenants by the entireties                    under Uniform Gifts
                                                               to Minors Act
   JT TEN  - as joint tenants with right                     __________________
             if survivorship and not as                             (State)
             tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset-Backed Floating Rate Note and hereby authorize(s) the registration of transfer of such interest to assignee on the Note Register of the Trust Estate.

          I (we) further direct the Indenture Trustee to issue a new Note of a like Percentage Interest and Class to the above named assignee and deliver such Note to the following address: ________________________________________________
______________________________________________________________________________.

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                          Signature Guaranteed

                              PAYMENT INSTRUCTIONS


          The assignee should include the following for purposes of payment:

          Payments shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
_______________________________________________________________________________
for the account of ____________________________, account number ______________, or, if mailed by check, to ____________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________.
This information is provided by ______________________________________________, the assignee named above, or _________________________________, as its agent.

                                   EXHIBIT A-2
                                   -----------

                             FORM OF CLASS M-1 NOTE

                        WILSHIRE REIT TRUST SERIES 1998-1
                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                ASSET-BACKED FLOATING RATE NOTES, SERIES 1998-11

          THIS NOTE REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THE NOTE. NEITHER THIS NOTE NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

          PAYMENTS IN REDUCTION OF THE NOTE BALANCE OF THIS NOTE MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN BELOW.


Series 1998-11, Class M-1                     Aggregate   Note  Balance  of  the
                                              Class  M-1  Notes as of the  Issue
Note Interest Rate: Variable                  Date: $__________________

Date of Indenture and Cut-off Date:           Initial  Note Balance of this Note
September 1, 1998                             as of the Issue Date: $__________

First Payment Date:                           Master Servicer:  Wilshire
October 26, 1998                              Servicing Corporation

Issuer: Wilshire REIT Trust Series 1998-1     Indenture  Trustee:  Norwest  Bank
                                              Minnesota, National Association
Owner Trustee: Wilmington Trust
Company                                       Issue Date: September __, 1998

No. ___                                       Final Maturity Date: ___________

                                              CUSIP: 971890 ___ ___

                                      A-2-2

          This certifies that _____________ is the registered owner (the "Holder") of a Percentage Interest (obtained by dividing the denomination of this Note by the aggregate Note Balance of the Class M-1 Notes as of the Issue
Date) of this Class M-1 Note issued by the Issuer referred to above pursuant to the Indenture, dated as of September 1, 1998 (the "Indenture"), between the Issuer referred to above and the Indenture Trustee referred to above, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Class M-1 Note is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Class M-1 Note by virtue of the acceptance hereof assents and by which such Holder is bound. This Class M-1 Note is one of a duly authorized issue of Notes designated as Asset-Backed Floating Rate Notes of the Series specified on the face hereof (herein called the "Notes").

          Pursuant to the terms of the Indenture, payments will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Payment Date"), commencing on the First Payment Date specified above, to the Person in whose name this Note is registered on the Business Day immediately preceding such Payment Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Note and the amount required to be paid to the Holders of Class M-1 Notes on such Payment Date pursuant to the Indenture.

          All payments to the Holder of this Note under the Indenture will be made or caused to be made by or on behalf of the Indenture Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Indenture Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Payment Date and is the registered owner of Class M-1 Notes the aggregate initial Note Balance of which is in excess of the lesser of (i) $5,000,000 or
(ii) two-thirds of the aggregate initial Note Balance of the Class M-1 Notes, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Note Register. Notwithstanding the above, the final payment on this Note will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Note at the office or agency appointed by the Indenture Trustee for that purpose as provided in the Indenture.

          The Note Interest Rate applicable to the calculation of interest payable with respect to this Note on any Payment Date shall equal a rate per annum equal to the lesser of (i) One-Month LIBOR plus _____%, in the case of each Payment Date through and including the Payment Date on which the aggregate Note Balance is reduced to less than 20% of the aggregate initial Note Balance, or One-Month LIBOR plus _____% per annum, in the case of any Payment Date thereafter, and (ii) the Maximum Note Interest Rate.

          The Notes are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Indenture. As provided in the Indenture and the other Basic Documents, withdrawals from the Collection

                                      A-2-3

Accounts and the Payment Account may be made from time to time for purposes other than payments to Noteholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices or agencies appointed by the Indenture Trustee as provided in the Indenture, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Notes are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          All principal and interest on the Notes, if not previously paid, will become finally due and payable on the Final Maturity Date.

          The Notes are subject to redemption in whole, but not in part, by the Majority Certificateholder on any Payment Date on which the aggregate Note Balance is reduced to less than 20% of the aggregate initial Note Balance as of the Cut-off Date.

          The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Master Servicer, the Servicers or any of

                                      A-2-4

their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Notes pursuant to the Indenture.

          If an Event of Default, as defined in the Indenture, shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of this Note, together with accrued and unpaid interest and described in the Indenture. The Indenture provides that notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

          The failure to pay any Interest Payment Amount, Principal Payment Amount or any Overcollateralization Increase Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

          The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of a majority of the Notes affected thereby. The Indenture also contains provisions permitting the Holders of the Most Senior Class of Notes representing specified percentages of the aggregate Note Balance of such Class of Notes on behalf of the Holders of all the Notes, to waive any past Event of Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

          The recitals contained herein shall be taken as statements of the Issuer and the Indenture Trustee assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: September __, 1998

                                      WILSHIRE REIT TRUST SERIES 1998-1

                                      By: WILMINGTON TRUST COMPANY, not in its
                                          individual capacity but solely in its
                                          capacity as Owner Trustee

                                          By:______________________________
                                                  Authorized Signatory




                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION
                -------------------------------------------------

          This is one of the Class M-1 Notes referred to in the within-mentioned Indenture.

                                      NORWEST BANK MINNESOTA,
                                      NATIONAL ASSOCIATION
                                      as Indenture Trustee

                                      By:__________________________________
                                                  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common        UNIF GIFT MIN ACT -     CUSTODIAN
                                                             ------------------
                                                              (Cust)   (Minor)
   TEN ENT - as tenants by the entireties                    under Uniform Gifts
                                                               to Minors Act
   JT TEN  - as joint tenants with right                     __________________
             if survivorship and not as                             (State)
             tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset-Backed Floating Rate Note and hereby authorize(s) the registration of transfer of such interest to assignee on the Note Register of the Trust Estate.

          I (we) further direct the Indenture Trustee to issue a new Note of a like Percentage Interest and Class to the above named assignee and deliver such Note to the following address: ________________________________________________
______________________________________________________________________________.

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                          Signature Guaranteed

                              PAYMENT INSTRUCTIONS


          The assignee should include the following for purposes of payment:

          Payments shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
_______________________________________________________________________________
for the account of ____________________________, account number ______________, or, if mailed by check, to ____________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________.
This information is provided by ______________________________________________, the assignee named above, or _________________________________, as its agent.

                                   EXHIBIT A-3
                                   -----------

                             FORM OF CLASS M-2 NOTE

                        WILSHIRE REIT TRUST SERIES 1998-1
                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                ASSET-BACKED FLOATING RATE NOTES, SERIES 1998-11

          THIS NOTE REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THE NOTE. NEITHER THIS NOTE NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

          PAYMENTS IN REDUCTION OF THE NOTE BALANCE OF THIS NOTE MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN BELOW.


Series 1998-11, Class M-2                     Aggregate   Note  Balance  of  the
                                              Class  M-2  Notes as of the  Issue
Note Interest Rate: Variable                  Date: $___________________

Date of Indenture and Cut-off Date:           Initial  Note Balance of this Note
September 1, 1998                             as of the Issue Date: $__________

First Payment Date:                           Master Servicer: Wilshire
October 26, 1998                              Servicing Corporation

Issuer: Wilshire REIT Trust Series 1998-1     Indenture  Trustee:  Norwest  Bank
                                              Minnesota, National Association
Owner Trustee: Wilmington Trust
Company                                       Issue Date: September __, 1998

No. ___                                       Final Maturity Date: ___________

                                              CUSIP: 971890 ___ ___

                                      A-3-2

          This certifies that _____________ is the registered owner (the "Holder") of a Percentage Interest (obtained by dividing the denomination of this Note by the aggregate Note Balance of the Class M-2 Notes as of the Issue
Date) of this Class M-2 Note issued by the Issuer referred to above pursuant to the Indenture, dated as of September 1, 1998 (the "Indenture"), between the Issuer referred to above and the Indenture Trustee referred to above, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Class M-2 Note is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Class M-2 Note by virtue of the acceptance hereof assents and by which such Holder is bound. This Class M-2 Note is one of a duly authorized issue of Notes designated as Asset-Backed Floating Rate Notes of the Series specified on the face hereof (herein called the "Notes").

          Pursuant to the terms of the Indenture, payments will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Payment Date"), commencing on the First Payment Date specified above, to the Person in whose name this Note is registered on the Business Day immediately preceding such Payment Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Note and the amount required to be paid to the Holders of Class M-2 Notes on such Payment Date pursuant to the Indenture.

          All payments to the Holder of this Note under the Indenture will be made or caused to be made by or on behalf of the Indenture Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Indenture Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Payment Date and is the registered owner of Class M-2 Notes the aggregate initial Note Balance of which is in excess of the lesser of (i) $5,000,000 or
(ii) two-thirds of the aggregate initial Note Balance of the Class M-2 Notes, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Note Register. Notwithstanding the above, the final payment on this Note will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Note at the office or agency appointed by the Indenture Trustee for that purpose as provided in the Indenture.

          The Note Interest Rate applicable to the calculation of interest payable with respect to this Note on any Payment Date shall equal a rate per annum equal to the lesser of (i) One-Month LIBOR plus _____%, in the case of each Payment Date through and including the Payment Date on which the aggregate Note Balance is reduced to less than 20% of the aggregate initial Note Balance, or One-Month LIBOR plus _____% per annum, in the case of any Payment Date thereafter, and (ii) the Maximum Note Interest Rate.

          The Notes are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Indenture. As provided in the Indenture and the other Basic Documents, withdrawals from the Collection

                                      A-3-3

Accounts and the Payment Account may be made from time to time for purposes other than payments to Noteholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices or agencies appointed by the Indenture Trustee as provided in the Indenture, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Notes are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          All principal and interest on the Notes, if not previously paid, will become finally due and payable on the Final Maturity Date.

          The Notes are subject to redemption in whole, but not in part, by the Majority Certificateholder on any Payment Date on which the aggregate Note Balance is reduced to less than 20% of the aggregate initial Note Balance as of the Cut-off Date.

          The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Master Servicer, the Servicers or any of

                                      A-3-4

their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Notes pursuant to the Indenture.

          If an Event of Default, as defined in the Indenture, shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of this Note, together with accrued and unpaid interest and described in the Indenture. The Indenture provides that notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

          The failure to pay any Interest Payment Amount, Principal Payment Amount or any Overcollateralization Increase Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

          The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of a majority of the Notes affected thereby. The Indenture also contains provisions permitting the Holders of the Most Senior Class of Notes representing specified percentages of the aggregate Note Balance of such Class of Notes on behalf of the Holders of all the Notes, to waive any past Event of Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

          The recitals contained herein shall be taken as statements of the Issuer and the Indenture Trustee assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: September __, 1998

                                      WILSHIRE REIT TRUST SERIES 1998-1

                                      By: WILMINGTON TRUST COMPANY, not in its
                                          individual capacity but solely in its
                                          capacity as Owner Trustee

                                          By:______________________________
                                                  Authorized Signatory




                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION
                -------------------------------------------------

          This is one of the Class M-2 Notes referred to in the within-mentioned Indenture.

                                      NORWEST BANK MINNESOTA,
                                      NATIONAL ASSOCIATION
                                      as Indenture Trustee

                                      By:__________________________________
                                                  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common        UNIF GIFT MIN ACT -     CUSTODIAN
                                                             ------------------
                                                              (Cust)   (Minor)
   TEN ENT - as tenants by the entireties                    under Uniform Gifts
                                                               to Minors Act
   JT TEN  - as joint tenants with right                     __________________
             if survivorship and not as                             (State)
             tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset-Backed Floating Rate Note and hereby authorize(s) the registration of transfer of such interest to assignee on the Note Register of the Trust Estate.

          I (we) further direct the Indenture Trustee to issue a new Note of a like Percentage Interest and Class to the above named assignee and deliver such Note to the following address: ________________________________________________
______________________________________________________________________________.

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                          Signature Guaranteed

                              PAYMENT INSTRUCTIONS


          The assignee should include the following for purposes of payment:

          Payments shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
_______________________________________________________________________________
for the account of ____________________________, account number ______________, or, if mailed by check, to ____________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________.
This information is provided by ______________________________________________, the assignee named above, or _________________________________, as its agent.

                                   EXHIBIT A-4
                                   -----------

                             FORM OF CLASS M-3 NOTE

                        WILSHIRE REIT TRUST SERIES 1998-1
                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                ASSET-BACKED FLOATING RATE NOTES, SERIES 1998-11

          THIS NOTE REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THE NOTE. NEITHER THIS NOTE NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

          PAYMENTS IN REDUCTION OF THE NOTE BALANCE OF THIS NOTE MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN BELOW.


Series 1998-11, Class M-3                     Aggregate   Note  Balance  of  the
                                              Class  M-3  Notes as of the  Issue
Note Interest Rate: Variable                  Date: $_________________

Date of Indenture and Cut-off Date:           Initial  Note Balance of this Note
September 1, 1998                             as of the Issue Date: $_________

First Payment Date:                           Master Servicer:
October 26, 1998                              Wilshire Servicing Corporation

Issuer: Wilshire REIT Trust Series 1998-1     Indenture  Trustee:  Norwest  Bank
                                              Minnesota, National Association
Owner Trustee: Wilmington Trust
Company                                       Issue Date: September __, 1998

No. ___                                       Final Maturity Date: ___________

                                              CUSIP: 971890 ___ ___

                                      A-4-2

          This certifies that _____________ is the registered owner (the "Holder") of a Percentage Interest (obtained by dividing the denomination of this Note by the aggregate Note Balance of the Class M-3 Notes as of the Issue
Date) of this Class M-3 Note issued by the Issuer referred to above pursuant to the Indenture, dated as of September 1, 1998 (the "Indenture"), between the Issuer referred to above and the Indenture Trustee referred to above, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Class M-3 Note is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Class M-3 Note by virtue of the acceptance hereof assents and by which such Holder is bound. This Class M-3 Note is one of a duly authorized issue of Notes designated as Asset-Backed Floating Rate Notes of the Series specified on the face hereof (herein called the "Notes").

          Pursuant to the terms of the Indenture, payments will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Payment Date"), commencing on the First Payment Date specified above, to the Person in whose name this Note is registered on the Business Day immediately preceding such Payment Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Note and the amount required to be paid to the Holders of Class M-3 Notes on such Payment Date pursuant to the Indenture.

          All payments to the Holder of this Note under the Indenture will be made or caused to be made by or on behalf of the Indenture Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Indenture Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Payment Date and is the registered owner of Class M-3 Notes the aggregate initial Note Balance of which is in excess of the lesser of (i) $5,000,000 or
(ii) two-thirds of the aggregate initial Note Balance of the Class M-3 Notes, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Note Register. Notwithstanding the above, the final payment on this Note will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Note at the office or agency appointed by the Indenture Trustee for that purpose as provided in the Indenture.

          The Note Interest Rate applicable to the calculation of interest payable with respect to this Note on any Payment Date shall equal a rate per annum equal to the lesser of (i) One-Month LIBOR plus _____%, in the case of each Payment Date through and including the Payment Date on which the aggregate Note Balance is reduced to less than 20% of the aggregate initial Note Balance, or One-Month LIBOR plus _____% per annum, in the case of any Payment Date thereafter, and (ii) the Maximum Note Interest Rate.

          The Notes are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Indenture. As provided in the Indenture and the other Basic Documents, withdrawals from the Collection

                                      A-4-3

Accounts and the Payment Account may be made from time to time for purposes other than payments to Noteholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices or agencies appointed by the Indenture Trustee as provided in the Indenture, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Notes are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          All principal and interest on the Notes, if not previously paid, will become finally due and payable on the Final Maturity Date.

          The Notes are subject to redemption in whole, but not in part, by the Majority Certificateholder on any Payment Date on which the aggregate Note Balance is reduced to less than 20% of the aggregate initial Note Balance as of the Cut-off Date.

          The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Master Servicer, the Servicers or any of

                                      A-4-4

their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Notes pursuant to the Indenture.

          If an Event of Default, as defined in the Indenture, shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of this Note, together with accrued and unpaid interest and described in the Indenture. The Indenture provides that notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

          The failure to pay any Interest Payment Amount, Principal Payment Amount or any Overcollateralization Increase Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

          The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of a majority of the Notes affected thereby. The Indenture also contains provisions permitting the Holders of the Most Senior Class of Notes representing specified percentages of the aggregate Note Balance of such Class of Notes on behalf of the Holders of all the Notes, to waive any past Event of Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

          The recitals contained herein shall be taken as statements of the Issuer and the Indenture Trustee assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: September __, 1998

                                      WILSHIRE REIT TRUST SERIES 1998-1

                                      By: WILMINGTON TRUST COMPANY, not in its
                                          individual capacity but solely in its
                                          capacity as Owner Trustee

                                          By:______________________________
                                                  Authorized Signatory




                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION
                -------------------------------------------------

          This is one of the Class M-3 Notes referred to in the within-mentioned Indenture.

                                      NORWEST BANK MINNESOTA,
                                      NATIONAL ASSOCIATION
                                      as Indenture Trustee

                                      By:__________________________________
                                                  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common        UNIF GIFT MIN ACT -     CUSTODIAN
                                                             ------------------
                                                              (Cust)   (Minor)
   TEN ENT - as tenants by the entireties                    under Uniform Gifts
                                                               to Minors Act
   JT TEN  - as joint tenants with right                     __________________
             if survivorship and not as                             (State)
             tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset-Backed Floating Rate Note and hereby authorize(s) the registration of transfer of such interest to assignee on the Note Register of the Trust Estate.

          I (we) further direct the Indenture Trustee to issue a new Note of a like Percentage Interest and Class to the above named assignee and deliver such Note to the following address: ________________________________________________
______________________________________________________________________________.

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                          Signature Guaranteed

                              PAYMENT INSTRUCTIONS


          The assignee should include the following for purposes of payment:

          Payments shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
_______________________________________________________________________________
for the account of ____________________________, account number ______________, or, if mailed by check, to ____________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________.
This information is provided by ______________________________________________, the assignee named above, or _________________________________, as its agent.

                                   EXHIBIT B-1
                                   -----------

                FORM OF INDENTURE TRUSTEE'S INITIAL CERTIFICATION

                                               [Date]

[Seller]
[Depositor]
[Issuer]

      Re: Indenture, dated as of September 1, 1998, between Wilshire REIT Trust
          Series 1998-1 and Norwest Bank Minnesota, National Association Asset-Backed Floating Rate Notes, Series 1998-11
          ---------------------------------------------------------------------

Ladies and Gentlemen:

     Pursuant to Section 2.03(c) of the Indenture, attached hereto is the Custodial Initial Certification delivered by Chase Bank of Texas, National Association, as Custodian, pursuant to the Custodial Agreement dated as of September 1, 1998, by and among Norwest Bank Minnesota, National Association, Wilshire REIT Trust Series 1998-1, Wilshire Servicing Corporation, Ameriquest Mortgage Company, Long Beach Mortgage Company, National Mortgage Company and Chase Bank of Texas, National Association.

     The Indenture Trustee (nor the Custodian on its behalf) has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Indenture. The Indenture Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                                             NORWEST BANK MINNESOTA,
                                             NATIONAL ASSOCIATION


                                             By:______________________________
                                             Name:
                                             Title:

                                   EXHIBIT B-2
                                   -----------

                  FORM OF INDENTURE TRUSTEE FINAL CERTIFICATION


                                             [Date]

[Seller]
[Depositor]
[Issuer]

       Re: Indenture, dated as of September 1, 1998, between Wilshire REIT Trust
           Series 1998-1 and Norwest Bank Minnesota, National Association Asset-Backed Floating Rate Notes, Series 1998-11
           --------------------------------------------------------

Ladies and Gentlemen:

     In accordance with Section 2.03(C) of the above-captioned Indenture, the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), it or a Custodian on its behalf has received:

          (i) the original recorded Mortgage, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, or a certified copy thereof in those instances where the public recording office retains the original or where the original has been lost; and

          (ii) an original recorded Assignment of the Mortgage to the Indenture Trustee together with the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator, or a certified copy of such Assignments in those instances where the public recording retains the original or where original has been lost; and

          (iii) the original lender's title insurance policy.

     The Indenture Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Indenture. The Indenture Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                                      B-2-2

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.

                                         NORWEST BANK MINNESOTA,
                                         NATIONAL ASSOCIATION


                                         By:____________________________
                                         Name:
                                         Title:

                                    EXHIBIT C

                           FORM OF CUSTODIAL AGREEMENT

          THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of September 30, 1998, by and among NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not individually, but solely as Indenture Trustee (including its successors under the Indenture defined below, the "Indenture Trustee"), WILSHIRE SERVICING CORPORATION (together with any successor in interest or successor under the Servicing Agreements referred to below, the "Master Servicer"), AMERIQUEST MORTGAGE COMPANY (together with any successor in interest or successor under the related Servicing Agreement referred to below, "Ameriquest" or a "Servicer"), LONG BEACH MORTGAGE COMPANY (together with any successor in interest or successor under the related Servicing Agreement referred to below, "Long Beach" or a "Servicer"), NATIONAL MORTGAGE CORPORATION (together with any successor in interest or successor under the related Servicing Agreement referred to below, "National Mortgage" or a "Servicer", and collectively with Ameriquest and Long Beach, the "Servicers"), WILSHIRE REIT TRUST SERIES 1998-1 (the "Issuer") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                        W I T N E S S E T H   T H A T :
                        - - - - - - - - - -   - - - -

          WHEREAS, the Indenture Trustee and the Issuer have entered into an Indenture, dated as of September 1, 1998, relating to the issuance of Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Notes, Series 1998-11 (as in effect on the date of this Agreement, the "Original Indenture", and as amended and supplemented from time to time, the "Indenture");

          WHEREAS, the Indenture Trustee, the Issuer, the Master Servicer and Ameriquest have entered into a Servicing Agreement, dated as of September 1, 1998, relating to the servicing of certain of the Mortgage Loans (as in effect on the date of this Agreement, the "Original Ameriquest Servicing Agreement", and as amended and supplemented from time to time, the "Ameriquest Servicing Agreement");

          WHEREAS, the Indenture Trustee, the Issuer, the Master Servicer and Long Beach have entered into a Servicing Agreement, dated as of September 1, 1998, relating to the servicing of certain of the Mortgage Loans (as in effect on the date of this Agreement, the "Original Long Beach Servicing Agreement", and as amended and supplemented from time to time, the "Long Beach Servicing Agreement");

          WHEREAS, the Indenture Trustee, the Issuer, the Master Servicer and National Mortgage have entered into a Servicing Agreement, dated as of September 1, 1998, relating to the servicing of certain of the Mortgage Loans (as in effect on the date of this Agreement, the "Original National Mortgage Servicing Agreement", and as amended and supplemented from time to time, the "National Mortgage Servicing Agreement", and collectively with the Ameriquest Servicing Agreement and the Long Beach Servicing Agreement, the "Servicing Agreements");

          WHEREAS, the Custodian has agreed to act as agent for the Indenture Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Issuer under the Indenture, all upon the terms and conditions and subject to the limitations hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Indenture Trustee, the Issuer, the Master Servicer, the Servicers and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

          Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Indenture, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

          Section 2.1. CUSTODIAN TO ACT AS AGENT; ACCEPTANCE OF MORTGAGE FILES. The Custodian, as the duly appointed agent and bailee of the Indenture Trustee for these purposes, hereby accepts the agency contemplated hereunder and acknowledges receipt as of the Closing Date of the documents listed in Section 2.1(a) and (b) and, as agent for the Indenture Trustee, agrees to verify receipt of the following documents pertaining to each of the Mortgage Loans identified on the Mortgage Loan Schedule attached to the Indenture listed in Section 2.1(c), (d), (e) and (f) in accordance with Section 2.2 hereof:

          (a) the original Mortgage Note, endorsed in one of the following forms: (i) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee, without recourse", (ii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3, without recourse" or (iii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1, without recourse", in each case with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing in the form as provided above;

          (b) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

          (c) an original Assignment of the Mortgage executed in one of the following forms: (i) "Norwest Bank Minnesota, National Association, as Trustee", (ii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3" or (iii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1";

          (d) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Indenture Trustee as contemplated by the immediately preceding clause (c);

          (e) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

          (f) the original lender's title insurance policy, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

          In furtherance of facilitating the acknowledgment of such receipt by the Custodian, the Indenture Trustee hereby instructs the Custodian to cause the endorsement or execution, as the case may be, of the documents listed in Section 2.1(a) and (c) to be completed by the Custodian in the forms prescribed by
Section 2.1(a) and (c).

          The Issuer, at the expense of the Seller, shall promptly (and in no event later than five Business Days following the later of the Closing Date and the date of receipt by the Issuer of the recording information for a Mortgage) submit or cause to be submitted for recording, at no expense to the Trust Estate, the Issuer, the Indenture Trustee, the Owner Trustee, the Depositor or the Custodian, in the appropriate public office for real property records, each Assignment referred to in clauses (c) and (d) of this Section 2.1. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Issuer shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

          If any of the documents referred to in Sections 2.1(b), (c) or (d) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Issuer to deliver such documents shall be deemed to be satisfied upon (1) delivery by the Issuer or the Indenture Trustee to the Custodian of a copy of each such document certified by the Seller in the case of
(x) above or the public recording office in the case of (y) above to be a true and complete copy of the recorded original thereof and (2) if such copy is certified by the Seller, delivery to the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the public recording office to be a true and complete copy of the original. Upon delivery to the Issuer or the Indenture Trustee (x) by the public recording office of any recorded original Mortgage, power of attorney or Assignment or (y) by a title insurance or escrow company of any lender's title insurance policy, the Issuer or the Indenture Trustee, as the case may be, promptly shall (and in no event later than five Business Days following such receipt) deliver such document to the Custodian. The Issuer shall deliver or cause to be delivered to the Custodian promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan. All Mortgage Loan documents held by the Custodian as to each Mortgage Loan shall hereinafter be referred to as the "Mortgage File".

          In the event that any original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Custodian.

          In the event of any failure of any party to deliver any document as provided above, the Custodian shall give prompt written notice of such failure to the other parties to this Agreement. Once the Custodian has given notice of such failure it is to continue to hold the Mortgage Loan and Mortgage File unless otherwise directed by the Indenture Trustee.

          The parties hereto agree and acknowledge that prior to the transfer and sale of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, the Ownership Transfer Agreement, the Owner Trust Agreement and the Indenture, all Mortgage Loan documents delivered to the Custodian for the benefit of the Issuer and the possession by the Custodian of such Mortgage Loan Documents shall be at the will of the Issuer and such possession by the Custodian shall be in a custodial capacity only.

          Section 2.2. REVIEW OF MORTGAGE FILES. The Custodian agrees, for the benefit of the Indenture Trustee and the Noteholders, to review each Mortgage File on or before the Closing Date and to certify in substantially the form attached hereto as Exhibit One that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.1(e)) required to be delivered to it pursuant to this Agreement are in its possession,
(ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii), (vi), (ix), (x), (xiii), (xvi) and
(xvii) through (xx) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Custodian is under no duty or obligation
(i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.1(e).

          The Mortgage Files will be delivered to the Custodian not less than 2 days prior to the Closing Date.

          Prior to the first anniversary date of this Agreement, the Custodian shall deliver to the Indenture Trustee, the Seller, the Depositor and the Issuer a final certification in the form annexed hereto as Exhibit Two evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

          If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Custodian shall so notify the Indenture Trustee, the Seller, the Depositor, the Issuer, the Master Servicer and the related Servicer.

          Section 2.3. NOTIFICATION OF DEFECTS. Upon discovery by the Custodian of a defect with respect to a Mortgage File (including without limitation a missing or defective document contained therein), the Custodian shall give prompt written notice specifying such defect to the Indenture Trustee.

          Section 2.4. RELEASE OF MORTGAGE FILES. Upon (i) the payment in full of any Mortgage Loan, or (ii) the purchase or repurchase of any Mortgage Loan as contemplated by Section 2.01 of the related Servicing Agreement or (iii) substitution of a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, and upon receipt by the Custodian of a certificate signed by a Servicing Officer stating that all amounts required by the related Servicing Agreement in connection with such payment, repurchase or substitution have been deposited in the related Collection Account pursuant to Section 3.10 of the related Servicing Agreement, the Custodian shall promptly release the related Mortgage File to the Seller.

          From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, the Custodian, shall, upon request of the Master Servicer or the related Servicer and delivery to the Custodian of a Request for Release, substantially in the form set forth in Exhibit Three hereto), release the related Mortgage File to the Master Servicer or the related Servicer, as the case may be. Such Request for Release shall obligate the Master Servicer or the related Servicer to return each and every document previously requested from the Mortgage File to the Custodian when the need therefor by the Master Servicer or such Servicer no longer exists, unless: (i) the Mortgage Loan has been liquidated and the Liquid ation Proceeds relating to the Mortgage Loan have been deposited in the related Collection Account; or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer such Servicer has delivered to the Cus todian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the related Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, the related Mortgage File shall be released by the Custodian to the Master Servicer or related Servicer, as applicable.

          The Custodian shall, at the expense of any Noteholder and upon such Noteholder's request, provide a written report to such Noteholder of all Mortgage Files released to the Master Servicer or related Servicer for servicing purposes.

          Section 2.5. AUDIT AND EXAMINATION OF MORTGAGE FILES. Upon reasonable notice to the Custodian, the Indenture Trustee, the Master Servicer, the Servicers, the Depositor, the Issuer or any agent of any of them will be permitted, during normal business hours, to examine the Mortgage Files, documents, records and other papers in possession of or under the control of Custodian relating to any or all of the related Mortgage Loans.

          Section 2.6. COPIES OF MORTGAGE FILES. Upon the reasonable request of the Indenture Trustee, the Master Servicer, the related Servicer, the Issuer or the Depositor, the Custodian shall provide to such requesting party, copies of the documents which constitute the Mortgage Files. The Indenture Trustee shall pay all reasonable costs and expenses incurred by the Custodian in preparing such copies, which shall be in accordance with the Custodian's then-current fee schedule.

          Section 2.7. SAFEKEEPING. The Custodian shall segregate the Mortgage Files from all other mortgages and mortgage notes and similar records in its possession, and agrees to hold the Mortgage Files on behalf of the Indenture Trustee for the use and benefit of all present and future Noteholders and to maintain accurate records pertaining to each Mortgage Note and Mortgage in the Mortgage Files as will enable the Indenture Trustee to comply with the terms and conditions of the Indenture, and at all times to maintain a current inventory thereof and to conduct periodic physical inspections of the Mortgage Files held by it under this Agreement in such a manner as shall enable the Indenture Trustee to verify the accuracy of such inventory and record keeping. The Custodian will promptly report to the Indenture Trustee any failure on its part to hold the Mortgage Files as herein provided and promptly take appropriate action to remedy any such failure.

          Section 2.8. ADMINISTRATION; REPORTS. In general, the Custodian shall attend to all nondiscretionary details in connection with maintaining custody of the Mortgage Files on behalf of the Indenture Trustee, and to provide the Indenture Trustee with notification of any change in status of any Mortgage File to which the Custodian has knowledge. In addition, the Custodian shall assist the other parties hereto, who are preparing routine reports to Noteholders, at the request of any such party, or to regulatory bodies, to the extent necessi tated by the Custodian's custody of the Mortgage Files.

                                   ARTICLE III

                            Concerning the Custodian

          Section 3.1. CUSTODIAN A BAILEE AND AGENT OF THE INDENTURE TRUSTEE. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian hereby agrees to act as the agent and bailee of the Indenture Trustee, and to hold such documents, in trust, for the exclusive use and benefit of all present and future Noteholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The Custodian may not delegate any of its duties hereunder without the prior written consent of the Indenture Trustee. The Custodian shall segregate and maintain all documents constituting the Custodian's Mortgage File received by it for the benefit of the Noteholders in secure facilities in accordance with cus tomary standards for such custody. The Mortgage Note and Assignment of Mortgage shall be maintained in secure fire-resistant facilities. Except upon compliance with the provisions of Section
2.4 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Issuer, the Depositor, the Master Servicer or any Servicer or otherwise released from the possession of the Custodian.

          Section 3.2. INDEMNIFICATION. The parties hereto acknowledge that the Indenture Trustee, the Issuer, the Depositor, the Master Servicer and the Servicers shall not be liable for the acts of the Custodian hereunder. The Custodian agrees to indemnify the Indenture Trustee, the Issuer, the Depositor, the Master Servicer and the Servicers and any director, officer, employee or agent of the Indenture Trustee, the Issuer, the Depositor, the Master Servicer and the Servicers for, and to hold them harmless against, any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, incurred by them arising out of, or in connection with, any suit, claim or other action relating to the Custodian's negligent conduct or willful misconduct in its performance under this Agreement. Such indemnification shall survive the termination or discharge of this Agreement, and the resignation or removal of the Custodian hereunder.

          The Indenture Trustee agrees to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, or because of the Custodian's negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any termination or assignment of this Agreement.

          Section 3.3. CUSTODIAN MAY OWN NOTES. The Custodian in its individual or any other capacity may become the owner or pledgee of Notes with the same rights it would have if it were not Custodian.

          Section 3.4. INDENTURE TRUSTEE TO PAY CUSTODIAN'S FEES AND EXPENSES. The Indenture Trustee covenants and agrees to pay to the Custodian monthly on each Payment Date, and the Custodian shall be entitled to, a fee of 1/12 of 0.0035% per annum multiplied by the aggregate Scheduled Principal Balance of the Mortgage Loans and any REO Properties as of the second preceding Due Date (or, in the case of the first Payment Date, as of the Cut-off Date) as compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Indenture Trustee will pay or reim burse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

          Section 3.5. CUSTODIAN MAY RESIGN; INDENTURE TRUSTEE MAY REMOVE CUSTODIAN. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans by giving written notice thereof to the Issuer, the Depositor, the Master Servicer, the Servicers and the Indenture Trustee. Upon receiving such notice of resignation, the Indenture Trustee shall either: (1) take custody of the Mortgage Files itself and give prompt notice thereof to the Issuer, the Depositor, the Master Servicer, the Servicers and the Custodian or
(2) promptly appoint a successor Custodian by written instrument, in duplicate, which instrument shall be delivered to the resigning Custodian and to the successor Custodian. If the Indenture Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

          The Indenture Trustee may remove the Custodian at any time. In such event, the Indenture Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution or a trust company subject to supervision by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

          Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Indenture Trustee shall give prompt notice to the Issuer, the Depositor, the Master Servicer and the Servicers of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Indenture Trustee without the prior approval of the Issuer.

          In the event of the removal or resignation of the Custodian, the Custodian shall transfer all files to the successor Custodian within 60 days after receipt of tender of notice of removal or resignation.

          Section 3.6. MERGER OR CONSOLIDATION OF CUSTODIAN. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, provided such Person shall be able to satisfy the requirements in
Section 3.7, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 3.7. REPRESENTATIONS OF THE CUSTODIAN. The Custodian hereby represents that it is a depository institution or a trust company subject to supervision by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Mortgage File.

          Section 3.8. LIABILITY OF THE CUSTODIAN. In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Agreement.

          Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its or their breach of its or their obligations hereunder, or by its or their own negligence, lack of good faith or willful misconduct. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and reasonably believed by it or them to be within the purview of this Agreement, even if advised of the possibility of such damages.

          Section 3.9. INSURANCE. The Custodian shall, at its own expense, maintain in full force and effect at all times during the existence of this Agreement the following:

                (a)  fidelity insurance;
                (b)  theft of documents insurance; and
                (c)  errors and omissions insurance.

All such insurance shall be in amounts with standard coverage and subject to deductibles as is customary for insurance typically maintained by depository institutions or trust companies which act as custodians, which insurance may be self-insurance. The minimum coverage under any such insurance shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Mortgage-Backed Securities Selling and Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide. The Custodian shall, upon written request, provide to the Issuer, the Depositor or the Indenture Trustee a copy of any policy or certificate of insurance required to be maintained by the Custodian pursuant to this Agreement.


                                   ARTICLE IV

                            Miscellaneous Provisions

          Section 4.1. NOTICES. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by first class mail, postage prepaid, or by express delivery service, at the addresses shown on the signature page hereto, or such other address as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

          Section 4.2. AMENDMENTS. This Agreement may be amended from time to time by the parties hereto, provided that any amendment be accompanied by a letter from the Rating Agencies to the effect that the amendment will not result in a downgrading or withdrawal of the ratings then assigned to the Notes.

          Section 4.3. GOVERNING LAW. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

          Section 4.4. COUNTERPARTS. For purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 4.5. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Holders thereof.

          Section 4.6. NO RECOURSE TO OWNER TRUSTEE. It is expressly understood and agreed by and between the parties hereto (i) that this Agreement is executed and delivered by the Owner Trustee, not in its individual capacity but solely as Owner Trustee under the Owner Trust Agreement in the exercise of the power and authority conferred and vested in it as such Owner Trustee, (ii) each of the representations, undertakings and agreements made herein by the Issuer are not personal representations, undertakings and agreements of the Owner Trustee but are binding only on the Issuer created pursuant to the Owner Trust Agreement,
(iii) nothing contained herein shall be construed as creating any liability on the Owner Trustee, individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under any such party and (iv) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant make or undertaken by the Issuer under this Agreement.

          IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

                                         NORWEST BANK MINNESOTA,
                                         NATIONAL ASSOCIATION,
                                         as Indenture Trustee
Address:
Norwest Center                           By:______________________________
Sixth & Marquette                        Name:
Minneapolis, Minnesota 55479             Title:

                                         CHASE BANK OF TEXAS, NATIONAL
                                         ASSOCIATION,
                                         as Custodian
Address:
801 West Greens Road                     By:______________________________
Houston, Texas 77067                     Name:
                                         Title:

                                         AMERIQUEST MORTGAGE COMPANY
Address:                                 as Servicer
1100 Town & Country Road
Orange, California 92868                 By:______________________________
                                         Name:
                                         Title:

                                         LONG BEACH MORTGAGE
COMPANY,
                                         as Servicer
Address:
1100 Town & Country Road                 By:______________________________
Orange, California 92868                 Name:
                                         Title:

                                         NATIONAL MORTGAGE
CORPORATION,
                                         as Servicer
Address:
7600 East Orchard Road                   By:______________________________
Englewood, Colorado 80111                Name:
                                         Title:

                                         WILSHIRE REIT TRUST SERIES 1998-1,
                                         as Issuer

                                         By: WILMINGTON TRUST COMPANY,
                                         not in its individual capacity but
                                         solely as Owner Trustee
Address:
c/o Wilmington Trust Company             By:______________________________
Rodney Square North                      Name:
1100 North Market Street                 Title:
Wilmington, Delaware 19890

                                         WILSHIRE SERVICING
CORPORATION,
                                         as Master Servicer
Address:
1776 South West Madison Street           By:______________________________
Portland, Oregon 97205                   Name:
                                         Title:

                     EXHIBIT ONE TO THE CUSTODIAL AGREEMENT
                     --------------------------------------


                     FORM OF CUSTODIAN INITIAL CERTIFICATION


                                             September __, 1998



[Issuer]

[Indenture Trustee]


      Re: Custodial Agreement, dated September __, 1998, among Wilshire REIT
          Trust Series 1998-1, Long Beach Mortgage Company, Ameriquest
          Mortgage Company, National Mortgage Corporation, Norwest Bank Minnesota, National Association and Chase Bank of Texas, National Association relating to Salomon Brothers Mortgage Securities VII, Inc. Asset-Backed Floating Rate Notes, Series 1998-11
          ----------------------------------------------------------------------


Ladies and Gentlemen:

          In accordance with Section 2.2 of the above-referenced Custodial Agreement, the undersigned, as Custodian, hereby certifies, subject to the exceptions noted on the attached report, that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report as not being covered by this certification), it has reviewed the Mortgage File and determined that (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.1(e)) required to be delivered to it pursuant to the Custodial Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items
(i) through (iii), (vi), (ix), (x), (xiii), (xvi), and (xvii) through (xx) of the definition of "Mortgage Loan Schedule" in the Indenture accurately reflects information set forth in the Mortgage File.

          The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule,

                                       1-2

(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included any of the documents specified in clause (e) of Section 2.1 of the Custodial Agreement.

          Capitalized words and phrases used herein shall have the meanings assigned to them in the above-captioned Custodial Agreement.

                                           CHASE BANK OF TEXAS,
                                           NATIONAL ASSOCIATION


                                           By:________________________
                                           Name:
                                           Title:

                     EXHIBIT TWO TO THE CUSTODIAL AGREEMENT
                     --------------------------------------


                      FORM OF CUSTODIAN FINAL CERTIFICATION


                                              [Date]



[Issuer]

[Indenture Trustee]


      Re: Custodial Agreement, dated September __, 1998, among Wilshire REIT
          Trust Series 1998-1, Long Beach Mortgage Company, Ameriquest
          Mortgage Company, National Mortgage Corporation, Norwest Bank Minnesota, National Association and Chase Bank of Texas, National Association relating to Salomon Brothers Mortgage Securities VII, Inc. Asset-Backed Floating Rate Notes, Series 1998-11
          ----------------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.2 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), it has received:

               (i) the original Mortgage Note, endorsed in the following form:
     "Pay to the order of Norwest Bank Minnesota, N.A., as Indenture Trustee for the registered holders of the Notes, under the applicable agreement, without recourse", with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Indenture Trustee;

               (ii) the original recorded Mortgage, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, or a certified copy thereof in those instances where the public recording office retains the original or where the original has been lost; and

               (iii) an original recorded Assignment of the Mortgage to the Indenture Trustee together with the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator, or a certified copy of such Assignments in those instances where the public recording retains the original or where original has been lost; and

                                       2-2

               (iv) the original lender's title insurance policy.

          The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Indenture Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the meanings assigned to them in the above-captioned Custodial Agreement.


                                   CHASE BANK OF TEXAS, NATIONAL
                                   ASSOCIATION


                                   By:_____________________________
                                   Name:
                                   Title:

                    EXHIBIT THREE TO THE CUSTODIAL AGREEMENT
                    ----------------------------------------

                               REQUEST FOR RELEASE
                        (for Indenture Trustee/Custodian)



Loan Information
----------------

         Name of Mortgagor:  _____________________________

         Servicer
         Loan No.:           _____________________________

Indenture Trustee/Custodian
---------------------------

         Name:               _____________________________

         Address:            _____________________________
                             _____________________________


         Indenture Trustee/Custodian
         Mortgage File No.:  _____________________________

Depositor
---------

         Name:               SALOMON BROTHERS MORTGAGE
                                SECURITIES VII, INC.

         Address:            _____________________________
                             _____________________________


         Notes:              Asset-Backed Floating Rate Notes, Series 1998-11.

                                       3-2

          The undersigned Servicer hereby acknowledges that it has received from _______________________, as Indenture Trustee (or a Custodian on its behalf) for the Holders of Salomon Brothers Mortgage Securities VII, Inc. Asset-Backed Floating Rate Notes, Series 1998-11, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Servicing Agreement, dated as of September 1, 1998, among the Indenture Trustee, the Issuer and the Servicer (the "Agreement").

( ) Promissory Note dated _______________, 19__, in the original principal sum of $__________, made by _____________________, payable to, or endorsed to the order of, the Indenture Trustee.

( )  Mortgage recorded on _________________________ as instrument no.
     ____________________ in the County Recorder's Office of the County of
     _________________, State of __________________ in book/reel/docket
     _________________ of official records at page/image _____________.

( )  Deed of Trust recorded on ___________________ as instrument no.
     ________________ in the County Recorder's Office of the County of
     _________________, State of ____________________ in book/reel/docket
     _________________ of official records at page/image ______________.

( ) Assignment of Mortgage or Deed of Trust to the Indenture Trustee, recorded on ___________________ as instrument no. _________ in the County Recorder's Office of the County of _______________, State of _____________________ in
     book/reel/docket ____________ of official records at page/image _________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( )  _____________________________

( )  _____________________________

( )  _____________________________

( )  _____________________________

          The undersigned Servicer hereby acknowledges and agrees as follows:

          (1) The Servicer shall hold and retain possession of the Documents in trust for the benefit of the Indenture Trustee, solely for the purposes provided in the Agreement.

                                       3-3

          (2) The Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Servicer shall return each and every Document previously requested from the Mortgage File to the Indenture Trustee (or a Custodian on its behalf) when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer shall at all times be ear marked for the account of the Indenture Trustee, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer's possession, custody or control.

Dated:

                                   [Servicer]

                                   By:_____________________________
                                   Name:
                                   Title:

                               REQUEST FOR RELEASE
                          [Mortgage Loans Paid in Full]

                     OFFICERS' CERTIFICATE AND TRUST RECEIPT
                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                ASSET-BACKED FLOATING RATE NOTES, SERIES 1998-11


__________________________________________________ HEREBY CERTIFIES THAT HE/SHE
IS AN OFFICER OF THE SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.

LOAN NUMBER:____________                BORROWER'S NAME:______________________

COUNTY:_________________

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE COLLEC TION ACCOUNT PURSUANT TO
SECTION 3.10 OF THE SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.


_________________________               DATED:____________________

/  /   VICE PRESIDENT

/  /   ASSISTANT VICE PRESIDENT

                                   SCHEDULE 1

                             MORTGAGE LOAN SCHEDULE

                            [AVAILABLE UPON REQUEST]

                                   SCHEDULE 2

         MORTGAGE LOAN SCHEDULE FOR MORTGAGE LOANS FROM SERIES 1996-LB3

                            [AVAILABLE UPON REQUEST]